                                 EXHIBIT 10.29
                                 -------------

                                  MAY & SPEH

                      401(K) SAVINGS AND RETIREMENT PLAN

                               TABLE OF CONTENTS
                               -----------------

                                                                                                  PAGE
ARTICLE 1 General.................................................................................   1
 1.1  Purpose.....................................................................................   1
      -------
 1.2  Source of Funds.............................................................................   1
      ---------------
 1.3  Effective Date..............................................................................   1
      --------------
 1.4  Definitions.................................................................................   1
      -----------
 1.5  Internal Revenue Service Approval...........................................................   9
      ---------------------------------
ARTICLE 2 Eligibility and Participation...........................................................  10
          -----------------------------
 2.1  Eligibility Requirements....................................................................  10
      ------------------------
 2.2  Leaves of Absence...........................................................................  11
      -----------------
 2.3  Qualified Military Service..................................................................  11
      --------------------------

ARTICLE 3 Contributions by Employer...............................................................  12
          -------------------------
 3.1  Employer Contributions......................................................................  12
      ----------------------
 3.2  Before-Tax Contributions....................................................................  12
      ------------------------
 3.3  Limitations on Before-Tax Contributions.....................................................  13
      ---------------------------------------
 3.4  Employer Contribution.......................................................................  15
      ---------------------
 3.5  Matching Employer Contribution..............................................................  16
      ------------------------------

ARTICLE 4 Participant Contributions...............................................................  17
          -------------------------
 4.1  After-Tax Contributions.....................................................................  17
      -----------------------
 4.2  Code Section 401(m) Limitation on After-Tax and Matching Employer Contributions.............  17
      -------------------------------------------------------------------------------
 4.3  Multiple Use................................................................................  20
      ------------
 4.4  Rollover Contribution.......................................................................  21
      ---------------------
 4.5  Trust-to-Trust Transfers....................................................................  22
      ------------------------

ARTICLE 5 Accounting Provisions and Allocations...................................................  23
          -------------------------------------
 5.1  Participant's Accounts......................................................................  23
      ----------------------
 5.2  Investment Funds............................................................................  23
      ----------------
 5.3  Allocation Procedure........................................................................  24
      --------------------
 5.4  Determination of Value of Trust Fund........................................................  25
      ------------------------------------
 5.5  Allocation of Net Earnings or Losses........................................................  25
      ------------------------------------
 5.6  Eligibility to Share in the Employer Contribution...........................................  25
      -------------------------------------------------
 5.7  Allocation of Before-Tax Contributions......................................................  26
      --------------------------------------
 5.8  Allocation of Matching Employer Contributions...............................................  26
      ---------------------------------------------
 5.9  Allocation of After-Tax Contributions.......................................................  26
      -------------------------------------
5.10  Allocation of Employer Contribution.........................................................  27
      -----------------------------------

5.11  Provisional Annual Addition.................................................................  27
      ---------------------------
5.12  Limitation on Annual Additions..............................................................  27
      ------------------------------

ARTICLE 6 Amount of Payments to Participants......................................................  29
          ----------------------------------
 6.1  General Rule................................................................................  29
      ------------
 6.2  Normal Retirement...........................................................................  29
      -----------------
 6.3  Death                                                                                         29
      -----
 6.4  Disability..................................................................................  29
      ----------
 6.5  Vesting.....................................................................................  30
      -------
 6.6  Resignation or Dismissal....................................................................  30
      ------------------------
 6.7  Computation of Period of Service............................................................  30
      --------------------------------
 6.8  Treatment of Forfeitures....................................................................  31
      ------------------------

ARTICLE 7 Distributions...........................................................................  33
          -------------
 7.1  Commencement and Form of Distributions......................................................  33
      --------------------------------------
 7.2  Distributions to Beneficiaries..............................................................  34
      ------------------------------
 7.3  Beneficiary Designations....................................................................  34
      ------------------------
 7.4  Deferred Distributions......................................................................  35
      ----------------------
 7.5  Form of Elections and Applications for Benefits.............................................  35
      -----------------------------------------------
 7.6  Unclaimed Distributions.....................................................................  35
      -----------------------
 7.7  Distribution of After-Tax Contributions Prior to Termination of Employment..................  35
      --------------------------------------------------------------------------
 7.8  Loans.......................................................................................  36
      -----
 7.9  Withdrawals From Before-Tax Account Prior to Termination of Employment......................  37
      ----------------------------------------------------------------------
7.10  Facility of Payment.........................................................................  39
      -------------------
7.11  Claims Procedure............................................................................  39
      ----------------
7.12  Eligible Rollover Distributions.............................................................  40
      -------------------------------

ARTICLE 8 Top-Heavy Plan Requirements.............................................................  42
          ---------------------------
 8.1  Definitions.................................................................................  42
      -----------
 8.1  Top-Heavy Plan Requirements.................................................................  44
      ---------------------------

ARTICLE 9 Powers and Duties of Plan Committee.....................................................  46
          -----------------------------------
 9.1  Appointment of Plan Committee...............................................................  46
      -----------------------------
 9.2  Powers and Duties of Committee..............................................................  46
      ------------------------------
 9.3  Committee Procedures........................................................................  47
      --------------------
 9.4  Consultation with Advisors..................................................................  47
      --------------------------
 9.5  Committee Members as Participants...........................................................  47
      ---------------------------------
 9.6  Records and Reports.........................................................................  48
      -------------------
 9.7  Investment Policy...........................................................................  48
      -----------------
 9.8  Designation of Other Fiduciaries............................................................  48
      --------------------------------
 9.9  Obligations of Committee....................................................................  49
      ------------------------

ARTICLE 10 Trustee and Trust Fund.................................................................  50
           ----------------------

  10.1  Trust Fund..................................................................................  50
        ----------
  10.2  Payments to Trust Fund and Expenses.........................................................  50
        -----------------------------------
  10.3  Trustee=s Responsibilities..................................................................  50
        --------------------------
  10.4  Reversion to an Employer....................................................................  50
        ------------------------

ARTICLE 11 Amendment or Termination.................................................................  51
           ------------------------
  11.1  Amendment...................................................................................  51
        ---------
  11.2  Termination.................................................................................  51
        -----------
  11.3  Form of Amendment, Discontinuance of Employer Contributions, and Termination................  51
        ----------------------------------------------------------------------------
  11.4  Limitations on Amendments...................................................................  51
        -------------------------
  11.5  Level of Benefits Upon Merger...............................................................  52
        -----------------------------
  11.6  Vesting Upon Termination or Discontinuance of Employer Contributions; Liquidation of Trust..  52
        ------------------------------------------------------------------------------------------

ARTICLE 12 Miscellaneous............................................................................  53
           -------------
  12.1  No Guarantee of Employment..................................................................  53
        --------------------------
  12.2  Nonalienation...............................................................................  53
        -------------
  12.3  Qualified Domestic Relations Order..........................................................  53
        ----------------------------------
  12.4  Controlling Law.............................................................................  53
        ---------------
  12.5  Severability................................................................................  53
        ------------
  12.6  Notification of Addresses...................................................................  54
        -------------------------
  12.7  Gender and Number...........................................................................  54
        -----------------

ARTICLE 13 Adoption by Affiliates...................................................................  55
           ----------------------
  13.1  Adoption of Plan............................................................................  55
        ----------------
  13.2  The Company as Agent for Employer...........................................................  55
        ---------------------------------
  13.3  Adoption of Amendments......................................................................  55
        ----------------------
  13.4  Termination.................................................................................  55
        -----------
  13.5  Data to Be Furnished by Employers...........................................................  55
        ---------------------------------
  13.6  Joint Employees.............................................................................  56
        ---------------
  13.7  Expenses....................................................................................  56
        --------
  13.8  Withdrawal..................................................................................  56
        ----------
  13.9  Prior Plans.................................................................................  56
        -----------

                                   ARTICLE 1
                                    General
                                    -------

     1.1  Purpose.  It is the intention of the Employer to provide for the
          -------
administration of the May & Speh 401(k) Savings and Retirement Plan and a Trust Fund in conjunction therewith for the benefit of eligible employees of the Employer, in accordance with the provisions of Code Sections 401 and 501 and in accordance with other provisions of law relating to profit-sharing plans containing a Code Section 401(k) arrangement. Except as otherwise provided in this Plan or the Trust, upon the transfer by the Employer of any funds to the Trust Fund in accordance with the provisions of this Plan, all interest of the Employer therein shall cease and terminate, and no part of the Trust Fund shall be used for, or diverted to, purposes other than the exclusive benefit of Participants and their beneficiaries.

     1.2  Source of Funds.  The Trust Fund shall be created, funded and
          ---------------
maintained by contributions of the Employer, by contributions of the Participants, and by such net earnings as are obtained from the investment of the funds of the Trust Fund.

     1.3  Effective Date.  The provisions of the Plan shall be effective as of
          --------------
January 1, 1998, except for certain provisions the effective dates of which are set forth herein. Except as may be required by ERISA or the Code, the rights of any person whose status as an employee of the Employer and all Affiliates has terminated shall be determined pursuant to the Plan as in effect on the date such employment terminated, unless a subsequently adopted provision of the Plan is made specifically applicable to such person.

     1.4  Definitions.  Certain terms are capitalized and have the respective
          -----------
meanings set forth in the Plan.

     "Account" means each of the individual accounts established pursuant to
      -------
Article 5 representing a Participant's allocable share of the Trust Fund.

     "Accounts" means the collective individual accounts established pursuant to
      --------
Article 5.

     "Active Participant" means a Participant who, on a given date, is employed
      ------------------
by the Employer as an Eligible Employee.

     "Actual Deferral Percentage" and "Actual Deferral Percentage Tests" are
      --------------------------       --------------------------------
described in Section 3.3.

     "Affiliate" means any corporation or enterprise, other than the Employer,
      ---------
which, as of a given date, is a member of the same controlled group of corporations, the same group of trades or businesses under common control or the same affiliated service group, determined in accordance with Code Sections 414(b), (c), (m) or (o), as is the Employer. For purposes of determining the amount of a Participant's Annual Addition or Total Compensation and applying the limitations of

Code Section 415 set forth in Article 5, "Affiliate" shall include any corporation or enterprise, other than the Employer, which, as of a given date, is a member of the same controlled group of corporations or the same group of trades or businesses under common control, determined in accordance with Code Sections 414(b) or (c) as modified by Code Section 415(h), as is the Employer.

     "After-Tax Contributions" means, with respect to a Participant, the
      -----------------------
contributions made by such Participant pursuant to Section 4.1 and, with respect to the Employer, the sum of all such contributions made by Participants.

     "Annual Addition" means for any Limitation Year, the sum of (a) all Before-
      ---------------
Tax Contributions, Matching Employer Contributions, Employer Contributions, forfeitures and After-Tax Contributions allocated to the Accounts of a Participant under this Plan; (b) any employer contributions, forfeitures and employee after-tax contributions allocated to such Participant under any other defined contribution plan maintained by the Employer or an Affiliate; and (c) amounts allocated to an individual medical account as defined in Code Section 415(l)(2) and amounts attributable to post-retirement medical benefits allocated to an account described in Code Section 419A(d)(2) maintained by the Employer or an Affiliate.

     "Basic Before-Tax Contributions" and "Supplemental Before-Tax
      ------------------------------       -----------------------
Contributions" mean, with respect to a Participant, the contributions made on
-------------
behalf of such Participant by the Employer as described in Section 3.2 and, with respect to the Employer, the sum of all such contributions made on behalf of all Participants. "Before-Tax Contributions" mean, with respect to a Participant, the sum of the Basic Before-Tax Contributions and the Supplemental Before-Tax Contributions made on behalf of such Participant by the Employer as described in
Section 3.2 and, with respect to the Employer, the sum of all such contributions made on behalf of all Participants.

     "Business Day" means each day on which the Federal Reserve, the New York
      ------------
Stock Exchange and the Trustee are open for business.

     "Code" means the Internal Revenue Code of 1986, as from time to time
      ----
amended.

     "Committee" means the plan administrator and named fiduciary appointed
      ---------
pursuant to Section 9.1.

     "Company" means May & Speh, a predecessor of such corporation, or any
      -------
successor to it in ownership of all or substantially all of its assets.

     "Compensation" means a Participant's "Considered Compensation" or "Total
      ------------
Compensation," as follows:

          (a) "Considered Compensation" is the Participant's Total Compensation
               -----------------------
for the Plan Year paid while he was an Active Participant but excluding reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, and welfare benefits, but including Before-Tax Contributions and elective contributions to a plan of the Employer established under Code Section 125; provided, however, that Considered Compensation shall not include any amount in excess of $160,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code
Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          (b) "Total Compensation" for a period is the Participant's wages as
               ------------------
defined in Code Section 3401(a) for purposes of income tax withholding at the source, and all other payments of compensation to the Participant by the Employer for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052, but determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed, but excluding amounts paid or reimbursed by the Employer for moving expenses incurred by the Participant, plus amounts excluded from the Participant's income for the period under Code Sections 125, 402(g)(3) or 457.

     "Contribution Percentage" and "Contribution Percentage Tests" are described
      -----------------------       -----------------------------
in Section 4.2.

     "Defined Contribution Dollar Limitation" means an amount equal to $30,000
      --------------------------------------
(as adjusted by the Secretary of the Treasury pursuant to Code Section 415(d)), prorated for any Limitation Year of less than 12 months;

     "Eligible Employee" means any employee of the Employer who is not a Leased
      -----------------
Employee, or a Member of a Collective Bargaining Unit, or an individual providing services to the Employer in the capacity of, or who is or was designated by the Employer as, an independent contractor.

     "Eligible Participant" is a Participant as defined in Section 5.6.
      --------------------

     "Eligibility Period" is the continuous thirty-(30)-calendar-day period used
      ------------------
for the purpose of determining when an Eligible Employee is entitled to become a Participant. An employee's first Eligibility Period shall commence on the
employee's Employment Commencement Date.   Notwithstanding the foregoing, the
initial Eligibility Period of a former employee who is reemployed after incurring one or more One-Year Breaks in Service and who is not eligible for immediate participation pursuant to Section 2.1(d), shall commence on his Employment Commencement Date after such One-Year Break in Service.

     "Employer" means the Company and any Affiliate which adopts this Plan
      --------
pursuant to Article 13.

     "Employer Contribution" means the Employer Contribution determined under
      ---------------------
Section 3.4.

     "Employment Commencement Date" means the first date on which an individual
      ----------------------------
performs duties for the Employer or an Affiliate as an employee; provided that in the case of an employee who returns to service following his Severance Date, the employee's "Employment Commencement Date" is the first date on which he performs duties for the Employer or an Affiliate as an employee following such Severance Date.

     "Entry Date" means the first day of each month.
      ----------

     "ERISA" means the Employee Retirement Income Security Act of 1974, as from
      -----
time to time amended.

     "Excess Tentative Employer Contribution" is the excess contribution
      --------------------------------------
described in Section 5.12.

     "Five-Percent Owner" means an employee described in Code Section 416(i)(1).
      ------------------

     "Highly Compensated Employee" means an employee of the Employer or an
      ---------------------------
Affiliate who was a Participant eligible during the Plan Year to make Before-Tax Contributions and/or After-Tax Contributions and who:

          (a) was a Five-Percent Owner at any time during the Plan Year or the preceding Plan Year; or

          (b) received Total Compensation in excess of $80,000 (as adjusted for increases in the cost of living by the Secretary of the Treasury) during the preceding Plan Year and was among the top 20% of the employees (disregarding those employees excludable under Code Section 414(q)(5)) when ranked on the basis of Total Compensation paid for that year.

     To the extent required by Code Section 414(q)(6), a former employee who was a Highly Compensated Employee when he separated from service with the Employer and all Affiliates or at any time after attaining age 55 shall be treated as a Highly Compensated Employee.

     "Hour of Service" is:
      ---------------

          (a) each hour for which an employee is paid or entitled to payment for the performance of duties for the Employer or an Affiliate;

          (b) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliate; and

          (c) each hour for which an employee is paid or entitled to payment for a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty, or leave of absence. In crediting Hours of Service pursuant to this subparagraph (c), all payments made or due shall be taken into account, whether such payments are made directly by the Employer or an Affiliate or indirectly (e.g., through a trust fund or insurer to
                                        ----
which the Employer or an Affiliate makes payments, or otherwise), except that:

               (i) no more than 501 such Hours of Service shall be credited for any continuous period during which the employee performs no duties;

               (ii) no such Hours of Service shall be credited if payments are made or due under a plan maintained solely for the purpose of complying with any workers' compensation, unemployment compensation or disability insurance laws; and

               (iii) no such Hours of Service shall be credited for payments which are made solely to reimburse the employee for medical or medically related expenses.

The Hours of Service, if any, for which an employee is credited for a period in which he performs no duties shall be computed and credited to computation periods in accordance with 29 C.F.R. 2530.200b-2 and other applicable regulations promulgated by the Secretary of Labor. For purposes of computing the Hours of Service to be credited to an employee for whom a record of hours worked is not maintained, an employee shall be credited with 45 Hours of Service for each week in which he completes at least one Hour of Service. In addition, an employee shall be credited with Hours of Service for each week the employee is on a leave of absence in accordance with Section 2.2.

     "Individual Beneficiary" means a natural person designated by the
      ----------------------
Participant in accordance with Section 7.3 to receive all or any portion of the amounts remaining in the Participant's Accounts at the time of the Participant's death. "Individual Beneficiary" also means a natural person who is a beneficiary of a trust designated by the Participant in accordance with Section
7.3 to receive all or a portion of such amount, provided the trust complies with the requirements of Code Section 401(a)(9) and regulations promulgated thereunder.

     "Leased Employee" means any individual who is not carried on the payroll of
      ---------------
the Employer or an Affiliate and who provides services for the Employer or an Affiliate if:

          (a) such services are provided pursuant to an agreement between the Employer or an Affiliate and any other person ("leasing organization");

          (b) such individual has performed such services for the Employer or an Affiliate (or a related person within the meaning of Code Section 144(a)(3)) on a substantially full-time basis for a period of at least one year; and

          (c) such services have been performed under the primary direction or control of the Employer or an Affiliate.

     Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. To the extent and for the purposes required by Code Sections 414(n) and (o), a Leased Employee shall be deemed to be an Employee of the Employer, unless: (i) he or she is covered by a money purchase pension plan providing (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b), (2) immediate participation, and (3) full and immediate vesting; and (ii) Leased Employees do not constitute more than 20 percent of the Employer's nonhighly compensated workforce.

     "Limitation Year" means the Plan Year.
      ---------------

     "Matching Employer Contributions" means the contributions described in
      -------------------------------
Section 3.5.

     "Member of a Collective Bargaining Unit" means any employee who is included
      --------------------------------------
in a collective bargaining unit and whose terms and conditions of employment are or were covered by a collective bargaining agreement if there is evidence that retirement benefits were the subject of good-faith bargaining between representatives of such employee and the Employer, unless such collective bargaining agreement makes this Plan applicable to such employee.

     "Non-Highly Compensated Employee" means, for any Plan Year, any employee of
      -------------------------------
the Employer or Affiliate who (a) at any time during the Plan Year was a Participant eligible to make Before-Tax Contributions and/or After-Tax Contributions, and (b) was not a Highly Compensated Employee for such Plan Year.

     "Normal Retirement Date" means a Participant's 65th birthday.
      ----------------------

     "One-Percent Owner" means an employee described in Code Section 416(i)(1).
      -----------------

     "One-Year Break in Service" is a Plan Year in which an employee completes
      -------------------------
500 Hours of Service or less. Solely for purposes of determining whether a One-Year Break in Service has occurred, "Hours of Service" shall also include each hour for which the employee otherwise would normally have been credited but for the employee's absence on a maternity or paternity absence. A maternity or paternity absence is an absence from work:

          (a) by reason of the pregnancy of the employee;

          (b) by reason of the birth of a child of the employee;

          (c) by reason of the placement of a child with the employee in connection with the adoption of such child by the employee; or

          (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

Any employee requesting such credit shall promptly furnish the Committee such information as the Committee requires to show that the absence from work is a maternity or paternity absence and the number of days for which there was such an absence. No more than 501 hours shall be credited for a maternity or paternity absence. All such hours shall be credited in the Plan Year in which the absence begins if necessary to prevent a One-Year Break in Service in such Plan Year. If such hours are not necessary to prevent a One-Year Break in Service in such Plan Year, the hours shall be credited in the succeeding Plan Year if necessary to prevent a One-Year Break in Service in such Plan Year. In the event the Committee is unable to determine the hours which otherwise would normally have been credited for such absence, the employee shall be credited with 8 hours per day.

     "Participant" means:
      -----------

          (a) a current employee of the Employer or an Affiliate who has become a Participant in the Plan pursuant to Section 2.1 or;

          (b) a former employee for whose benefit an Account in the Trust Fund is maintained.

     "Plan" means this May & Speh 401(k) Savings and Retirement Plan.
      ----

     "Plan Year" means a 12-month period beginning on January 1 and ending on
      ---------
December 31 each year. References to specific Plan Years are made herein by reference to the calendar year of the first day of the Plan Year.

     "Provisional Annual Addition" is the amount described in Section 5.11.
      ---------------------------

     "Required Beginning Date" means:
      -----------------------

          (a) for a Participant who is not a Five-Percent Owner, the April 1 following the later of the calendar year in which the Participant attains age 70-1/2 or the calendar year in which the Participant terminates employment; or

          (b) for a Participant who at any time during or after the calendar year in which he attained age 66-1/2 was or became a Five-Percent Owner, the April 1 following the later of (i) the calendar year in which he attained age 70-1/2 or (ii) the earlier of the calendar year in which he became a Five-Percent Owner or his employment terminates.

     "Rollover Contribution" means:
      ---------------------

          (a) all or a portion of a distribution received by an employee from another qualified plan which is eligible for tax-free rollover to a qualified plan and which is rolled over by the employee to this Plan within 60 days following his receipt thereof;

          (b) amounts rolled over to this Plan from a conduit individual retirement account which has no assets other than assets (and the earnings thereon) which were (i) previously distributed to the employee by another qualified plan as a distribution which is eligible for tax-free rollover to a qualified plan and (ii) deposited in such conduit individual retirement account within 60 days of receipt thereof;

          (c) amounts distributed to the employee from a conduit individual retirement account meeting the requirements of (b) above, and rolled over by the employee to this Plan within 60 days of his receipt thereof from such conduit individual retirement account; and

          (d) amounts rolled over directly to this Plan by the trustee of another qualified plan pursuant to the provisions of Code Section 401(a)(31) and to any other related laws and regulations as in effect at the time of such direct rollover.

     "Severance Date" for an employee is the earlier of:
      --------------

          (a) the date on which he quits, retires, dies or is discharged; or

          (b) the first day following any one-year period during which he performed no duties for the Employer and all Affiliates.

     "Tentative Employer Contribution" is the contribution described in Section
      -------------------------------
3.1.

     "Trust" or "Trust Fund" means the Trust established in accordance with
      -----      ----------
Article 10.

     "Trustee" means the Trustee or Trustees under the Trust referred to in
      -------
Article 10.

     "Valuation Date" means each Business Day as of which the Committee shall
      --------------
determine the value of each Account.

     "Year of Service" is any Plan Year in which an employee completes 1,000 or
      ---------------
more Hours of Service.

     1.5  Internal Revenue Service Approval.  Notwithstanding anything herein to
          ---------------------------------
the contrary, in the event the Internal Revenue Service does not issue an initial determination letter stating that the Plan and Trust are qualified under Code Sections 401 and 501, all contributions made by the Employer, as adjusted by the net earnings or losses thereon, shall be returned to it by the Trustee and the Plan and Trust shall thereupon terminate. No Participant shall have any right or claim to any asset of the Trust Fund or any benefit under the Plan before such a determination letter has been issued.

                                   ARTICLE 2
                         Eligibility and Participation
                         -----------------------------

     2.1  Eligibility Requirements.
          ------------------------

          (a) Every Eligible Employee shall first become a Participant eligible to elect Before-Tax Contributions under Section 3.2 and After-Tax Contributions under Section 4.1 on the Entry Date coinciding with or next following the later of (i) the date on which he completes an Eligibility Period, or (ii) his 18th birthday. Notwithstanding the foregoing, however, every Eligible Employee who is employed on, and is at least 18 years of age by, April 1, 1998, shall immediately become a Participant on such date, regardless of whether the Eligible Employee has completed an Eligibility Period.

          (b) Every Participant, in accordance with Subsection (a) above, shall first become entitled to receive Matching Employer Contributions under Section
3.5 on the Entry Date coinciding with or next following the later of: (i) January 1, 1999, or (ii) the date on which the Participant completes one Year of Service.

          (c) A Participant shall be eligible to share in Employer Contributions under Section 3.4 only upon satisfying the conditions specified in
Section 5.6.

          (d) Any former employee of the Employer or an Affiliate who was a Participant or could have become a Participant under subsection (a) above had he been employed on a prior Entry Date, and is reemployed by the Employer as an Eligible Employee, shall be eligible to participate immediately as of the date of such reemployment if such employee:

               (i)    has not incurred a One-Year Break in Service; or

               (ii) had a nonforfeitable right to any part of the balance in his Employer Account or his Matching Account on the date his most recent employment with the Employer and all Affiliates terminated (or would have had such right if he had been a Participant); or

               (iii) has attained age 18 and the number of consecutive One-Year Breaks in Service which such employee incurred since his most recent termination of Employment with the Employer and all Affiliates is less than the greater of 5 or the aggregate number of Years of Service before such One-Year Breaks in Service (excluding any Years of Service previously disregarded).

          (e) Notwithstanding any provisions of this Plan to the contrary, any individual who was providing services to the Employer in the capacity of, or who was designated by the Employer as an independent contractor, or as a Leased Employee, and who is subsequently re-classified as an Eligible Employee for the purposes of this Plan (regardless of whether such re-classification is retrospective or prospective), shall be eligible to participate in the Plan on a prospective basis only from the date of the re-classification and shall not have any retroactive claim for benefits.

     2.2  Leaves of Absence.  An employee shall be credited with 45 Hours of
          -----------------
Service for each full week the employee is on a leave of absence, if he is not otherwise credited with such Hours of Service. Any such leave of absence must be requested and granted in writing and pursuant to the Employer's established leave policy, which shall be administered in a uniform and nondiscriminatory manner to similarly situated employees.

     2.3  Qualified Military Service.  Notwithstanding any provision of this
          --------------------------
Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

                                   ARTICLE 3
                           Contributions by Employer
                           -------------------------

     3.1  Employer Contributions.  Subject to the right reserved to the Employer
          ----------------------
to alter, amend or discontinue this Plan and the Trust, the Employer shall for each Plan Year (except as otherwise specified in this Article 3) contribute to the Trust Fund an amount equal to the sum of:

          (a)  the Employer Contribution;

          (b)  the Before-Tax Contribution; and

          (c)  the Matching Employer Contribution.

Such sum, which is known as the Tentative Employer Contribution, shall be reduced by an amount equal to the Excess Tentative Employer Contribution (as provided in Section 5.12); provided that in no event shall the Tentative Employer Contribution, as reduced by the Excess Tentative Employer Contribution, exceed the amount deductible by the Employer for said year for federal income tax purposes.

     3.2  Before-Tax Contributions.
          ------------------------

          (a) Subject to the provisions of Sections 3.1 and 3.3, each Active Participant may for each Plan Year elect to have the Employer make a Basic Before-Tax Contribution on his behalf in an amount not in excess of 6% (rounded to the nearest dollar) of his Considered Compensation. Each Active Participant may, in addition to his Basic Before-Tax Contribution, elect to have the Employer make a Supplemental Before-Tax Contribution on his behalf in an amount not in excess of 4% (rounded to the nearest dollar) of his Considered Compensation.

          (b) Any election under subsection (a) above shall be deemed to be a continuing election until changed by the Participant. An Active Participant may change, discontinue or suspend his election by completing a written authorization form provided by the Committee for that purpose and submitting it to the Company's Payroll Department. An Active Participant's written request to change, discontinue or suspend his election received by the Company's Payroll Department on or before the 20th of the month will take effect on the first day of the first payroll period of the next following calendar month. An Active Participant's written request to change, discontinue or suspend his election received by the Company's Payroll Department on or after the 21st of the month will take effect on the first day of the first payroll period of the calendar month after the calendar month next following the month in which the written request is received.

          (c) The amount of the Before-Tax Contributions to be made pursuant to a Participant's election shall reduce the compensation otherwise payable to him by the Employer.

     3.3  Limitations on Before-Tax Contributions.
          ---------------------------------------

          (a) In no event shall a Participant's Before-Tax Contributions during any calendar year exceed the dollar limitation in effect under Code Section 402(g) at the beginning of such calendar year. If a Participant's Before-Tax Contributions, together with any additional elective contributions to a qualified cash or deferred arrangement, and any elective deferrals under a tax-sheltered annuity program or a simplified employee pension plan, exceed such dollar limitation for any calendar year, such excess, and any earnings allocable thereto, shall be distributed to the Participant by April 15 of the following year; provided that, if such excess contributions were made to a plan or arrangement not maintained by the Employer or an Affiliate, the Participant must first notify the Committee of the amount of such excess allocable to this Plan by March 1 of the following year.

          (b) Notwithstanding any other provision of this Plan to the contrary, the Before-Tax Contributions for the Highly Compensated Employees for the Plan Year shall be reduced in accordance with the following provisions:

               (i) The Before-Tax Contributions of the Highly Compensated Employees shall be reduced if neither of the Actual Deferral Percentage Tests set forth in (A) or (B) below is satisfied after taking into account the provisions of subsection (f):

                      (A) The 1.25 Test.  The Actual Deferral Percentage of the
                          -------------
          Highly Compensated Employees is not more than the Actual Deferral Percentage of the Non-Highly Compensated Employees multiplied by 1.25.

                      (B) The 2.0 Test.  The Actual Deferral Percentage of the
                          ------------
          Highly Compensated Employees is not more than 2 percentage points greater than the Actual Deferral Percentage of the Non-Highly Compensated Employees and the Actual Deferral Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of the Non-Highly Compensated Employees multiplied by 2.0.

The provisions of this subsection (b) shall apply separately with respect to each group of employees who are Members of a Collective Bargaining Unit (if any) and the group of employees who are not Members of a Collective Bargaining Unit.

               (ii) (A) As used in this subsection, "Actual Deferral Percentage" means:

                          (1) With respect to Non-Highly Compensated Employees,
               the average of the ratios of each Non-Highly Compensated Employee's Before-Tax Contributions with respect to the prior
                                                                       -----
               Plan Year, to each such Participant's Total Compensation for such Plan Year; and

                          (2) With respect to Highly Compensated Employees, the
               average of the ratios of each Highly Compensated Employee's Before-Tax Contributions with respect to the current Plan Year,
                                                            -------
               to each such Participant's Total Compensation for such Plan Year.

                      (B) All Before-Tax Contributions and Matching Employer Contributions made under this Plan and all before-tax and matching contributions made under any other plan that is aggregated with this Plan for purposes of Code Sections 401(a)(4) and 410(b) shall be treated as made under a single plan. If any plan is permissively aggregated with this Plan for purposes of Code Section 401(k), the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan. The Actual Deferral Percentage ratios of any Highly Compensated Employee will be determined by treating all plans subject to Code Section 401(k) under which the Highly Compensated Employee is eligible as a single plan.

               (iii) If neither Actual Deferral Percentage Test is satisfied as of the end of the Plan Year, the Committee shall cause the Before-Tax Contributions for the Highly Compensated Employees to be reduced and refunded to each such Highly Compensated Employee until either Actual Deferral Percentage Test is satisfied. The sequence of such reductions and refunds shall begin with Highly Compensated Employees who elected to defer the greatest dollar amount, assuming that Supplemental Before-Tax Contributions represent the last contribution made to the Participant's Account, then the second greatest dollar amount, continuing until either Actual Deferral Percentage Test is satisfied. This process shall continue through the remaining Supplemental Before Tax Contributions and continuing with the Basic Before Tax Contributions until either Actual Deferral Percentage Test is satisfied. However, notwithstanding anything in the foregoing to the contrary, if a lesser reduction, when added to the total dollar amount previously reduced, would equal the total excess contributions, such lesser reduction shall be utilized.

               (iv) Once the reductions have been determined under (iii) above, the Committee shall direct the Trustee to distribute to the appropriate Highly Compensated Employees the amount of the reduction of the Before-Tax Contributions of each such Highly Compensated Employee and to treat as forfeitures the appropriate amount of Matching Employer Contributions, together with the net earnings or losses allocable thereto. The Committee shall designate such distribution and forfeiture as a distribution and forfeiture of excess contributions, determine the amount of the allocable net earnings or losses to be distributed in accordance with subsection (c) below, and cause such distributions and forfeitures to occur prior to the end of the Plan Year following the Plan Year in which the excess Before-Tax Contributions and excess Matching Employer Contributions were made.

          (c)  (i)    Net earnings or losses to be refunded with the excess
     Before-Tax Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made.

               (ii) The net earnings or losses allocable to the excess Before-Tax Contributions for the Plan Year shall be determined in the manner set forth in Article 5.

          (d) Net earnings or losses to be treated as forfeitures together with the Matching Employer Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made. Net earnings or losses on Matching Employer Contributions shall be determined in the same manner as in subsection (c) above.

          (e) For the purpose of avoiding the necessity of adjustments pursuant to this Section or Section 5.12, or to comply with any applicable law or regulation:

               (i) The Committee may adopt such rules as it deems necessary or desirable to:

                      (A) impose limitations during a Plan Year on the percentage of Before-Tax Contributions elected by Participants pursuant to Section 3.2; or

                      (B) increase during a Plan Year the percentage of Considered Compensation with respect to which a Participant may elect a Before-Tax Contribution for the purpose of providing Participants with the opportunity to increase their Before-Tax Contributions within the limitations of this Section 3.3;

               (ii) The Employer may at its sole discretion make fully vested contributions to the Plan which will be allocated to the Before-Tax Accounts of one or more Participants who are Non-Highly Compensated Employees in such amounts as the Employer directs for the purpose of complying with the applicable limits on Before-Tax Contributions in the Code. Such contributions will not be taken into account in the allocation of Matching Contributions.

          (f) The amount of each Participant's Basic Before-Tax Contributions and Supplemental Before-Tax Contributions as determined under this Section 3.3 is subject to the provisions of Sections 5.12.

     3.4  Employer Contribution.  Subject to the provisions of Section 3.1, each
          ---------------------
Employer shall pay to the Trustee for each Plan Year beginning on or after January 1, 1999, an amount equal to (a) five percent (5%) of the Considered Compensation of the Eligible Employees of such

Employer, and (b) such additional amounts, if any, as the Board of Directors of the Company shall, in its discretion, determine. Such contribution is known as the "Employer Contribution."

     3.5  Matching Employer Contribution.  Subject to the provisions of Section
          ------------------------------
3.1, each Employer shall pay to the Trustee for each Plan Year beginning on or after January 1, 1999, an amount equal to $.50 for each $1 of Basic Before-Tax Contributions made on behalf of each Participant employed by such Employer. Such contribution is known as the "Matching Employer Contribution."

                                   ARTICLE 4
                           Participant Contributions
                           -------------------------

     4.1  After-Tax Contributions.
          -----------------------

          (a) Each Active Participant may for each Plan Year elect to contribute to the Trust Fund an After-Tax Contribution in an amount not in excess of 6% (rounded to the nearest dollar) of his Considered Compensation.

          (b) An Active Participant may change, discontinue or suspend his election by completing a written authorization form provided by the Committee for that purpose and submitting it to the Company's Payroll Department. An Active Participant's written request to change, discontinue or suspend his election received by the Company's Payroll Department on or before the 20th of the month will take effect on the first day of the first payroll period of the next following calendar month. An Active Participant's written request to change, discontinue or suspend his election received by the Company's Payroll Department on or after the 21st of the month will take effect on the first day of the first payroll period of the calendar month after the calendar month next following the month in which the written request is received.

          (c) Participants' After-Tax Contributions shall be effected by payroll deductions or otherwise in accordance with procedures established by the Employer from time to time.

          (d) All After-Tax Contributions by a Participant shall be provisionally accepted and are subject to return to the Participant as provided in Section 4.2 below and Article 5.

     4.2  Code Section 401(m) Limitation on After-Tax and Matching Employer
          -----------------------------------------------------------------
Contributions.  Notwithstanding any other provision to the contrary, the After-
-------------
Tax Contributions and share of Matching Employer Contributions of the Highly Compensated Employees (after any reduction under Section 3.3(b)(iii)) shall be reduced in accordance with the following provisions:

          (a) The After-Tax Contributions and share of Matching Employer Contributions of the Highly Compensated Employees shall be reduced if neither of the Contribution Percentage Tests set forth in (i) or (ii) below is satisfied after taking into account the provisions of subsection (g):

               (i)    The 1.25 Test.  The Contribution Percentage of the Highly
                      -------------
     Compensated Employees is not more than the Contribution Percentage of all Non-Highly Compensated Employees multiplied by 1.25.

               (ii)   The 2.0 Test.  The Contribution Percentage of the Highly
                      ------------
     Compensated Employees is not more than 2 percentage points greater than the

     Contribution Percentage of all Non-Highly Compensated Employees, and Contribution Percentage of the Highly Compensated Employees is not more than the Contribution Percentage of all Non-Highly Compensated Employees multiplied by 2.0.

The provisions of this subsection (a) shall not apply to any group of employees who are Members of a Collective Bargaining Unit.

          (b)  As used in this Section 4.2, "Contribution Percentage" means:

               (i) (A) With respect to Non-Highly Compensated Employees, the average of the ratios of each Non-Highly Compensated Employee's After-Tax Contributions and share of Matching Employer Contributions, plus Designated Before-Tax Contributions (as defined in subsection (c) below), with respect to the prior Plan Year, to each such
                                      -----
          Participant's Total Compensation for such Plan Year; and

                      (B) With respect to Highly Compensated Employees, the average of the ratios of each Highly Compensated Employee's After-Tax Contributions and share of Matching Employer Contributions, plus Designated Before-Tax Contributions (as defined in subsection (c) below), with respect to the current Plan Year, to each such
                                      -------
          Participant's Total Compensation for such Plan Year.

               (ii) All After-Tax Contributions and Matching Employer Contributions made under this Plan and all employee contributions and matching contributions made under any other plan that is aggregated with this Plan for purposes of Code Sections 401(a)(4) and 410(b) shall be treated as made under a single plan. If any plan is permissively aggregated with this Plan for purposes of Code Section 401(m), the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan. The Contribution Percentage ratio of any Highly Compensated Employee will be determined by treating all plans subject to Code Section 401(m) under which the Highly Compensated Employee is eligible as a single plan.

          (c) To the extent necessary, and solely for the exclusive purpose of satisfying the Contribution Percentage Test in Section 4.2(a), all or part of the Before-Tax Contributions of Participants and/or Matching Employer Contributions may be treated by the Committee as After-Tax Contributions ("Designated Before-Tax Contributions"), provided that each of the following is satisfied:

               (i) The Before-Tax Contributions, including Designated Before-Tax Contributions, satisfy the requirements of Section 3.3(b); and

               (ii) The Before-Tax Contributions, excluding Designated Before-Tax Contributions, satisfy the requirements of Section 3.3(b).

          (d)  (i)    If neither Contribution Percentage Test is satisfied as of the end of the Plan Year, the Committee shall cause the After-Tax Contributions of the Highly Compensated Employees to be reduced and refunded to each affected Highly Compensated Employee until either Contribution Percentage Test is satisfied. The sequence of such reductions and refunds shall begin with Highly Compensated Employees who elected the greatest dollar amount, then the second greatest dollar amount, continuing until either Contribution Percentage Test is satisfied. This process shall continue through the remaining After-Tax Contributions and then through the Matching Employer Contributions until either Contribution Percentage Test is satisfied. However, notwithstanding anything in the foregoing to the contrary, if a lesser reduction, when added to the dollar amount previously reduced, would equal the total excess contribution, such lesser amount shall be utilized.

               (ii) Once the reductions have been determined under (i) above, the Committee shall direct the Trustee to distribute to the appropriate Highly Compensated Employees the amount of the reduction of the After-Tax Contribution of each such Highly Compensated Employee and any excess vested Matching Employer Contribution attributable to such Highly Compensated Employee, and to treat as a forfeiture the appropriate amount of any excess nonvested Matching Employer Contributions, together with the net earnings or losses allocable thereto. The Committee shall designate such distribution and forfeiture as a distribution and forfeiture of excess contributions, determine the amount of the allocable net earnings or losses to be distributed in accordance with subsection (e) below, and cause such distributions and forfeitures to occur prior to the end of the Plan Year following the Plan Year in which such excess After-Tax Contributions and excess Matching Employer Contributions were made.

          (e) Net earnings or losses to be refunded with the excess After-Tax Contributions or to be treated as forfeitures together with the excess Matching Employer Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made. Net earnings or losses shall be determined and allocated in the same manner as in
Section 3.3(c).

          (f) For the purpose of avoiding the necessity of adjustments pursuant to this Section or Section 5.12, or to comply with any applicable laws or regulation:

               (i) the Committee may adopt such rules as it deems necessary or desirable to impose limitations during a Plan Year on the percentage of After-Tax Contributions made by Participants pursuant to Section 4.1;

               (ii) the Employer may in its sole discretion make fully vested contributions to the Plan, which will be allocated to the Matching Accounts of one or more Participants who are Non-Highly Compensated Employees, in such amounts as the Employer directs for the purpose of complying with applicable limits on Matching Contributions in the Code.

          (g) The amount of each Participant's After-Tax Contributions as determined under this Section 4.2 is subject to the provisions of Section 5.12.

     4.3  Multiple Use.
          ------------

          (a) This Section 4.3 will be applicable if The 2.0 Test is used to satisfy both the Actual Deferral Percentage Test and the Contribution Percentage
        ----
Test. If this Section 4.3 is applicable, the Committee shall determine whether a "Multiple Use" has occurred, and if such a Multiple Use has occurred, the After-Tax Contributions and Matching Employer Contributions of the Highly Compensated Employees shall be reduced in accordance with the provisions of subsection (c) below.

          (b) A Multiple Use occurs when for the Highly Compensated Employees, the sum of the Actual Deferral Percentage used to satisfy The 2.0 Test plus the Contribution Percentage used to satisfy The 2.0 Test exceeds the "Aggregate Limit." The Aggregate Limit is the greater of (i) or (ii) below, determined as follows:

               (i)    (A) First, multiply 1.25 by the greater of (1) the Actual
                                                      -------
          Deferral Percentage, or (2) the Contribution Percentage of the Non-Highly Compensated Employees;

                      (B) Second, add 2.0 to the lesser of (1) or (2) above
                                                 ------
          provided that such sum shall not exceed 2 times the lesser of (1) or
          (2) above; and

                      (C) Finally, add the results from (A) and (B) to determine the Aggregate Limit; or

               (ii)   (A) First, multiply 1.25 by the lesser of (1) the Actual
                                                      ------
          Deferral Percentage, or (2) the Contribution Percentage of the Non-Highly Compensated Employees;

                      (B) Second, add 2.0 to the greater of (1) or (2) above
                                                 -------
          provided that such sum shall not exceed 2 times the greater of (1) or
          (2) above; and

                      (C) Finally, add the results from (A) and (B) to determine the Aggregate Limit.

          (c) If a Multiple Use has occurred, such Multiple Use shall be corrected by reducing the Contribution Percentage of Highly Compensated Employees in accordance with the provisions of Section 4.2(d) until the sum of the Actual Deferral Percentage plus the Contribution Percentage for the Highly Compensated Employees equals the Aggregate Limit.

          (d) Net earnings or losses to be refunded with the excess After-Tax Contributions or to be treated as forfeitures together with the excess Matching Employer Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made. Net earnings or losses shall be determined and allocated in the same manner as in
Section 3.3(c).

     4.4  Rollover Contribution.
          ---------------------

          (a) A Rollover Contribution may be rolled over in cash to the Trust Fund for the benefit of a Participant with the permission of the Committee. Prior to accepting any contribution which is intended to be a Rollover Contribution, the Committee may require the Participant to establish that the amount to be rolled over meets the definition of a Rollover Contribution and any other limitations of the Code applicable to such rollovers.

          (b) An Eligible Employee who is not eligible to participate in the Plan solely by reason of failing to meet the eligibility requirements of Article 2 and who reasonably expects to become a Participant when such requirements are met, may be a Participant in the Plan solely for the limited purposes of making a Rollover Contribution, and taking actions with respect to his Rollover Account for the purposes of loans in accordance with Article 7, investment options in accordance with Section 5.2, and the withdrawal of Rollover Contributions in accordance with (e) below, subject to the same conditions as any other Participant.

          (c) If the Committee determines after a Rollover Contribution has been made that such Rollover Contribution did not in fact constitute a Rollover Contribution as defined in Section 1.4, the amount of such Rollover Contribution and any earnings thereon shall be returned to the employee.

          (d) Each Participant's Rollover Contribution shall be allocated to his Rollover Account as of the Valuation Date coinciding with or next succeeding the date on which such amount is received by the Trustee, and invested in accordance with Section 5.2. A Participant's Rollover Account shall be fully vested and nonforfeitable.

          (e) Amounts may be distributed from a Participant's Rollover Account under the same terms and conditions and subject to the same restrictions as apply to withdrawals or distributions of a Participant's After-Tax Account pursuant to Articles 6 and 7.

     4.5  Trust-to-Trust Transfers.
          ------------------------

          (a) The Committee under uniform and non-discriminatory rules may accept or make a direct transfer of assets on a trust-to-trust basis from or to any plan qualified under Code Sections 401(a) or 401(k); provided however, that any such transfer must meet the requirements of Section 11.5 of this Plan; further provided, that, unless expressly provided otherwise in this Plan, the Trust shall not accept any transfer of benefits subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417; and further provided, that the Committee may require that any benefits transferred be fully vested and nonforfeitable.

          (b) In the event of any transfer of assets and liabilities to this Plan, such transferred assets shall be allocated to a Participant's Trustee Transfer Account as of the Valuation Date coinciding with or next succeeding the date on which said amount is received by the Trustee, and invested in accordance with Section 5.2. A Participant's Trustee Transfer Account shall be vested as determined under Article 6.

          (c) In the event of any transfer of assets and liabilities to any other plan, effective as of the date of such transfer, any Participants (and their beneficiaries) whose benefits were transferred shall have no further claim for said benefits against this Plan or the Trust Fund hereunder.

                                   ARTICLE 5
                     Accounting Provisions and Allocations
                     -------------------------------------

     5.1  Participant's Accounts.  For each Participant there shall be
          ----------------------
maintained as appropriate a separate Employer Account, Before-Tax Account, Matching Account, After-Tax Account, Rollover Account and Trustee Transfer Account. Each Account shall be credited with the amount of contributions, forfeitures, interest and earnings of the Trust Fund allocated to such Account and shall be charged with all distributions, withdrawals and losses of the Trust Fund allocated to such Account.

     5.2  Investment Funds.
          ----------------

          (a) The Trust Fund shall be divided into separate investment funds (each a "Fund") as provided in this Section 5.2. Each Fund as may from time to time be established shall be a common fund in which each Participant shall have an undivided interest in the respective assets of the Fund, provided that all loans made pursuant to Article 7 shall, together with any income or expense of such loans, be accounted for separately and will not be included in any of the adjustments resulting from the application of this Section 5.2. Except as otherwise provided, the value of each Participant's Accounts in such Funds shall be measured by the proportion that the net credits to his Accounts bear to the total net credits to the Accounts of all Participants and beneficiaries as of the date that such share is being determined. For purposes of allocation of income and valuation, each Fund shall be considered separately. No Fund shall share in the gains and losses of any other, and no Fund shall be valued by taking into account any assets or distributions from any other.

          (b) Each Fund shall be established and invested by the Trustee in accordance with investment policies determined, or as the Trustee may be directed, from time to time by the Committee. The Committee may from time to time also direct that Funds be terminated or that Funds with similar investment objectives be consolidated.

          (c)  (i)    A Participant may from time to time elect to have all
     contributions to his Accounts credited in a percentage or dollar amount to one or more of the Funds. All future contributions to his Accounts shall be credited to such Funds in accordance with such election.

               (ii) Subject to any restriction on transfer which results from the investment medium chosen for a Fund, a Participant may elect to transfer a percentage or dollar amount of his Accounts held in any Fund to one or more different Funds. Loans made pursuant to Article 7 shall be treated as transfers to and from various Funds in accordance with uniform rules established by the Committee.

               (iii) Elections under this Section shall be made by filing with the Committee a written form required thereby or by utilizing the telephone voice system or any other system approved by the Committee. Such election must be made at such times and in accordance with procedures and limitations established by the Committee.

          (d) Wherever in this Section 5.2 the term "Participant" is used, it shall be deemed to include, where applicable, (i) the beneficiary of a deceased Participant who is entitled to any portion of the deceased Participant's Accounts, and (ii) an alternate payee under a qualified domestic relations order described in Code Section 414(p).

          (e) The Plan is intended to constitute a plan described in Section 404(c) of the Employee Retirement Income Security Act and Title 29 of Federal Regulations Section 2550.404c-1. To the extent permitted by law, the fiduciary of the Plan shall be relieved of liability for any losses which are the direct and necessary result of investment instructions given by any Participant.

     5.3  Allocation Procedure.
          --------------------

          (a)  As of each Valuation Date, the Committee shall:

               (i) first, allocate the net earnings or losses of the Trust Fund pursuant to Section 5.5;

               (ii)   second, allocate Before-Tax Contributions pursuant to
     Section 5.7;

               (iii) third, allocate Matching Employer Contributions pursuant to Section 5.8;

               (iv)   fourth, allocate After-Tax Contributions pursuant to
     Section 5.9;

               (v)    fifth, allocate the Employer Contribution pursuant to
     Section 5.10; and

               (vi) sixth, allocate Rollover Contributions pursuant to Section 4.4; and

               (vii)  seventh, allocate Trust-to-Trust Transfers pursuant to
     Section 4.5.

          (b) All contributions to the Trust made by or on behalf of a Participant shall be deposited in the form of cash or other acceptable assets in the Trust Fund as soon as practicable and shall be credited to the appropriate Accounts of such Participant as of the Valuation Date received by the Trust Fund; provided that, any contributions made with respect to a Plan Year must be credited to the appropriate Accounts of such Participant no later than the last day of such Plan Year. All contributions to the Trust shall be credited at the values determined as of the date received by the Trust Fund.

     5.4  Determination of Value of Trust Fund.  As of each Valuation Date the
          ------------------------------------
Trustee shall determine for the period then ended the sum of the net earnings or losses of the Trust Fund (excluding loans made pursuant to Article 7), which shall reflect accrued but unpaid interest, dividends, gains or losses realized from the sale, exchange or collection of assets, other income received, appreciation or depreciation in the fair market value of assets, administration expenses, and taxes and other expenses paid. Gains or losses realized and adjustments for appreciation or depreciation in fair market value shall be computed with respect to the difference between such value as of the preceding Valuation Date or date of purchase, whichever is later, and the value as of the date of disposition or the current Valuation Date, whichever is earlier. To the extent that any assets of the Trust have been invested in one or more separate investment trusts, mutual funds, investment contracts or similar investment media, the net earnings or losses attributable to such investments shall be determined in accordance with the procedures of such investment media.

     5.5  Allocation of Net Earnings or Losses.
          ------------------------------------

     As of each Valuation Date the net earnings or losses of each separate investment Fund of the Trust Fund since the prior Valuation Date shall be allocated to the Accounts (excluding loans made pursuant to Article 7) of all Participants (or beneficiaries of deceased Participants) having credits in the Fund both on such Valuation Date and the prior Valuation Date. Such allocation shall be in the ratio that (i) the net credits to each such Account of each such Participant on the prior Valuation Date, less the total amount of any distributions or loans from such Account to such Participant since the prior Valuation Date, bears to (ii) the total net credits to all such Accounts of all Participants on the prior Valuation Date, less the total amount of distributions or loans from all such Accounts to all Participants since the prior Valuation Date. Notwithstanding the foregoing, to the extent the assets of the Trust have been invested in one or more separate investment trusts, mutual funds, investment contracts or similar investment media, the net earnings or losses attributable to such investments shall be allocated to the Accounts of Participants or beneficiaries on the basis of the balances of such Accounts but in accordance with the procedures of the respective investment media in which such assets are invested.

     5.6  Eligibility to Share in the Employer Contribution
          -------------------------------------------------

          (a) An Active Participant shall be eligible to share in the Employer Contribution for the Plan Year as of the last day of which such Employer Contribution is being allocated if he (i) is then employed by the Employer as an Eligible Employee, and (ii) has completed a Year of Service prior to such date. A Participant who, during a Plan Year, retires on or after his Normal Retirement Date, dies or is initially deemed to be totally and permanently disabled shall also be eligible to share in the Employer Contribution for said Plan Year. Notwithstanding any other provision of this Plan, no Participant shall be eligible to share in an Employer Contribution prior to January 1, 1999. A Participant who is eligible to share in the Employer Contribution shall be known as an "Eligible Participant."

          (b) Notwithstanding anything in the Plan to the contrary, if the Plan would otherwise fail to meet the requirements of Code Section 410(b) and the regulations thereunder because Employer Contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules will apply:

               (i) The group of Participants eligible to share in the Employer Contribution for the Plan Year will be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific Participants who will become eligible under the terms of this paragraph will be those who are actively employed on the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest period of service in the Plan Year.

               (ii) If after application of the previous paragraph, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer Contribution for the Plan Year will be further expanded to include the minimum number of former Participants who are (A) not employed on the last day of the Plan Year, (B) Non-Highly Compensated Employees and (C) are vested or partially vested in their Accounts, as are necessary to satisfy the applicable test. The specific former Participants who will become eligible under the terms of this paragraph will be those former Participants, when compared to similarly situated former Participants, who have completed the greatest period of service in the Plan Year before terminating employment.

               (iii) Nothing in this Section will permit the reduction of a Participant's benefit. Therefore any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In the event allocations to additional Participants or former Participants are required, the Employer will make an additional contribution equal to the amount such persons would have received had they been included in the allocations, even if it exceeds the amount which would be deductible under Code Section 404. Any adjustment to the allocations pursuant to this Section will be made by the 15th day of the tenth month after the end of the Plan Year and will be considered a retroactive amendment adopted by the last day of the Plan Year.

     5.7  Allocation of Before-Tax Contributions.  As of each Valuation Date,
          --------------------------------------
the Before-Tax Contributions made on behalf of each Participant since the prior Valuation Date shall be allocated to such Participant's Before-Tax Account.

     5.8  Allocation of Matching Employer Contributions.  As of each Valuation
          ---------------------------------------------
Date, the Matching Employer Contribution made on behalf of each Participant since the prior Valuation Date shall be allocated to the Matching Account of such Participant.

     5.9  Allocation of After-Tax Contributions.  As of each Valuation Date, the
          -------------------------------------
After-Tax Contributions of a Participant received since the prior Valuation Date shall be allocated to such Participant's After-Tax Account.

     5.10 Allocation of Employer Contribution.  As of the last day of each Plan
          -----------------------------------
Year, the Employer Contribution shall be allocated among the Employer Accounts of all Eligible Participants in the ratio that the Considered Compensation of each Eligible Participant for such Plan Year bears to the Considered Compensation of all Eligible Participants for such Plan Year.

     5.11 Provisional Annual Addition.  The sum of the amounts allocated to the
          ---------------------------
Accounts of the Participants pursuant to Sections 5.7, 5.8, 5.9 and 5.10 for a Plan Year shall be known as the "Provisional Annual Addition" and shall be subject to the limitation on Annual Additions in Section 5.12.

     5.12 Limitation on Annual Additions.
          ------------------------------

          (a) For the purpose of complying with the restrictions on Annual Additions to defined contribution plans imposed by Code Section 415, for each Eligible Participant and each other Participant who has made Before-Tax Contributions and/or After-Tax Contributions during the Plan Year, there shall be computed a Maximum Annual Addition, which shall be the excess of the lesser of

               (i)    25% of his Section 415 Compensation for the Plan Year; or

               (ii)   the Defined Contribution Dollar Limitation for the Plan
     Year,

over the amount of employer contributions, forfeitures and employee contributions allocated as of any day in the Limitation Year to such Participant's accounts under any other defined contribution plan maintained by the Employer or an Affiliate.

If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the Maximum Annual Addition will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                 Number of months in the short Limitation Year
                 ---------------------------------------------
                                      12

The limitation under (i) above shall not apply to any contribution for medical benefits within the meaning of Code Section 419A(f)(2) after separation from service which is otherwise treated as an Annual Addition, or any amount otherwise treated as an annual addition under Code Section 415(l)(2).

          (b) If the Maximum Annual Addition for a Participant equals or exceeds the Provisional Annual Addition for that Participant, an amount equal to the Provisional Annual Addition shall be allocated to the Participant's respective Accounts.

          (c) If the Provisional Annual Addition exceeds the Maximum Annual Addition for that Participant, the Provisional Annual Addition shall be reduced as set forth below until the Provisional Annual Addition as so reduced equals the Maximum Annual Addition for such Participant:

               (i     first, there shall be refunded to such Participant a
     portion or all of his After-Tax Contributions; and

               (ii    second, the Tentative Employer Contribution allocable to
     such Participant's respective Accounts shall be reduced by reducing (A) the Supplemental Before-Tax Contributions, (B) the Basic Before-Tax Contributions and Matching Employer Contributions, proportionately, and (C) the Employer Contribution, in that order.

The Provisional Annual Addition remaining after such reductions shall be allocated to the Participant's respective Accounts.

          (d) The Excess Tentative Employer Contribution is an amount equal to the sum of the reductions in the Tentative Employer Contribution allocable to the Accounts of Participants pursuant to subsection (c)(ii) above.

          (e) Notwithstanding anything to the contrary in this Plan, any After-Tax or Before-Tax Contributions reduced in accordance with subsection (c) above shall be distributed to the Participant with allocable earnings in accordance with Treasury Regulation Section 1.415-6(b)(6)(iv).

                                   ARTICLE 6
                      Amount of Payments to Participants
                      ----------------------------------

     6.1  General Rule.  Upon the retirement, disability, resignation or
          ------------
dismissal of a Participant, he, or in the event of his death, his beneficiary, shall be entitled to receive from his respective Accounts in the Trust Fund the following amounts as of the Valuation Date coinciding with or next succeeding the date on which the election to receive such distribution is made:

          (a   an amount equal to the Participant's Before-Tax Account, After-
Tax Account, Rollover Account and Trustee Transfer Account, plus any of the Participant's Before-Tax Contributions and After-Tax Contributions made to the Trust Fund but not allocated to the Participant's Accounts as of such Valuation Date; and

          (b   the nonforfeitable portion of the Participant's Employer Account and Matching Account determined as hereafter set forth.

The time and manner of distribution of a Participant's Accounts shall be determined in accordance with Article 7.

     6.2  Normal Retirement.  Any Participant may retire on or after his Normal
          -----------------
Retirement Date, at which date the forfeitable portion, if any, of his Employer Account and Matching Account shall become nonforfeitable. If the retirement of a Participant is deferred beyond his Normal Retirement Date, he shall continue in full participation in the Plan and Trust Fund.

     6.3  Death.  As of the date any Participant shall die while in the employ
          -----
of the Employer or an Affiliate, the forfeitable portion, if any, of his Employer Account and Matching Account shall become nonforfeitable.

     6.4  Disability.
          ----------

          (a   As of the date any Participant shall be determined by the
Committee to have become totally and permanently disabled because of physical or mental infirmity while in the employ of the Employer or an Affiliate and his employment shall have terminated, the forfeitable portion, if any, of his Employer Account and Matching Account shall become nonforfeitable.

          (b   A Participant shall be deemed totally and permanently disabled when, on the basis of qualified medical evidence, the Committee finds such Participant to be totally and presumably permanently prevented from engaging in any occupation or employment available with the Employer or an Affiliate as a result of physical or mental infirmity, injury, or disease, either occupational or nonoccupational in cause; provided, however, that disability hereunder shall not include any disability incurred or resulting from the Participant having engaged in a criminal enterprise, or any disability consisting of or resulting from the Participant's chronic alcoholism, addiction to narcotics or an intentionally self-inflicted injury.

     6.5  Vesting.  A Participant's interest in his Before-Tax Account, After-
          -------
Tax Account, Rollover Account and Trustee Transfer Account shall be nonforfeitable at all times. Except as otherwise provided in this Article 6, a Participant's nonforfeitable interest in his Employer Account and Matching Account at any point in time shall be determined under Section 6.6.

     6.6  Resignation or Dismissal.  If any Participant shall resign or be
          ------------------------
dismissed from the service of the Employer and all Affiliates, there shall become nonforfeitable a portion or all of his Employer Account and Matching Account determined as of the Valuation Date coinciding with or immediately succeeding the date on which the election to receive the distribution is made, in accordance with the following schedule, subject to Section 6.7:

                                                      Nonforfeitable
               Years of Service                         Percentage
               ----------------                       --------------
               Less than 3                                   0%
               3 but less than 4                            33
               4 but less than 5                            66
               5 or more                                   100

Any part of the Employer Account and Matching Account of such Participant which does not become nonforfeitable shall be treated as a forfeiture pursuant to
Section 6.8.

     6.7  Computation of Period of Service.  For purposes of determining the
          --------------------------------
nonforfeitable percentage of the Participant's Employer Account and Matching Account, all Years of Service shall be taken into account, except that the following shall be disregarded:

          (a   Years of Service before age 18;

          (b   Years of Service before a One-Year Break in Service until such
Participant has completed one Year of Service after such One-Year Break in Service;

          (c   in the case of a Participant who incurs 5 or more consecutive
One-Year Breaks in Service, Years of Service completed after such One-Year Breaks in Service for purposes of determining his nonforfeitable right in the balance of his Employer Account and Matching Account determined as of the date such One-Year Breaks in Service began; and

          (d   in the case of a Participant whose nonforfeitable balance of his
Employer Account and Matching Account is 0, Years of Service before a period consisting of 5 consecutive One-Year Breaks in Service if the number of consecutive One-Year Breaks in Service equals or exceeds the aggregate number of Years of Service before such One-Year Breaks in Service. Such aggregate number of Years of Service before such One-Year Breaks in Service shall not include any Years of Service disregarded by reason of any prior One-Year Breaks in Service.

Such aggregate number of Years of Service before such One-Year Breaks in Service shall not include any Years of Service disregarded by reason of any prior One-Year Breaks in Service.

     6.8  Treatment of Forfeitures.
          ------------------------

          (a   Upon termination of a Participant's employment with the Employer and all Affiliates, the nonvested portion of his Employer Account and Matching Account shall become a forfeiture pursuant to Section 6.6 as of the end of the Plan Year in which the termination of employment occurred if the Participant is not then reemployed by the Employer or an Affiliate. Forfeitures shall be used to reduce the Employer Contribution that would otherwise be paid by the Employer to the Plan pursuant to Section 3.4.

          (b   If a Participant is reemployed by the Employer or an Affiliate without incurring 5 consecutive One-Year Breaks in Service, and before distribution of the nonforfeitable portion of his Employer Account and Matching Account, the amount of the forfeiture shall be restored to his Employer Account and Matching Account as of the last day of the Plan Year in which he is reemployed.

          (c   If the Participant is reemployed by the Employer or an Affiliate without incurring 5 consecutive One-Year Breaks in Service but after distribution of the nonforfeitable portion of his Employer Account and Matching Account, and if the Participant repays the amount distributed before the earlier of

               (i)  5 years from the date of such reemployment; or

               (ii) the end of 5 consecutive One-Year Breaks in Service following the date of such distribution,

the amount of the Employer Account and Matching Account distributed to him and the amount of the forfeiture shall be restored to his Employer Account and Matching Account as of the last day of the Plan Year in which such repayment is made.

          (d   Amounts restored to a Participant's Employer Account and Matching
Account pursuant to (b) or (c) above shall be deducted from the forfeitures of other Participants for the Plan Year in which such reemployment or repayment occurs or, to the extent such forfeitures are insufficient, shall require a supplemental contribution from the Employer.

          (e   If a Participant with previous forfeitures restored to his
Employer Account and Matching Account subsequently resigns or is dismissed by the Employer while not entitled to the full balance in his Employer Account and Matching Account, the amount to be distributed will be determined in accordance with the following, notwithstanding the provisions of Section 6.6:

               (i) First, the amount of any previous distribution received by the Participant at the time of a previous forfeiture shall be added to the balance in the Participant's Employer Account and Matching Account as of the Valuation Date coincident with or next following the subsequent termination of employment.

               (ii) Next, the amount determined under (i) shall be multiplied by the appropriate vesting percentage from the schedule in Section 6.6.

               (iii) Finally, the amount determined under (ii) shall be reduced by the amount of the previous distribution to determine the appropriate amount for current distribution.

The remaining portion of the Participant's Employer Account and Matching Account will be treated as a forfeiture and will be subject to the provisions of this
Section 6.8.

                                   ARTICLE 7
                                 Distributions
                                 -------------

     7.1  Commencement and Form of Distributions.
          --------------------------------------

          (a   (i    Distribution of a Participant's Accounts in the Trust Fund
     following termination of employment with the Employer and all Affiliates shall commence on or as soon as practicable after the first to occur of:

                     (A0 the date set forth in the Participant's request for distribution, provided such date is not earlier than the date on which he is entitled to a distribution, or

                     (B0 the 60th day after the close of the later of the Plan Year in which the Participant attains his Normal Retirement Date or terminates employment with the Employer and all Affiliates, unless the Participant has requested to defer the distribution to a later date.

               (ii) A Participant who continues in employment after his Normal Retirement Date may elect to receive distribution of his Accounts in the manner described in subsection (a) above.

               (iii) In all events, distribution shall commence no later than the Required Beginning Date, and subsequent distributions required to be made each year for compliance with Code Section 401(a)(9) and the regulations promulgated thereunder shall be made no later than December 31 of such year.

          (b   The Accounts distributable to a Participant upon termination of employment shall be distributed in one lump sum.

          (c   Distributions prior to termination of employment required to satisfy Section 7.1(b) shall be paid to the Participant in annual installments over a period not to exceed his life expectancy or the joint life expectancy of the Participant and his Individual Beneficiary. The minimum amount of any installment distribution and determination of life expectancy of a Participant and the joint life expectancy of a Participant and his Individual Beneficiary shall be determined in accordance with the regulations prescribed under Code
Section 401(a)(9); provided that the life expectancy of a Participant or his spouse shall be redetermined annually. In no event shall the amount distributable to a Participant in any year be less than the amount determined in accordance with the minimum distribution incidental benefit requirements of Treasury Regulation Section 1.401(a)(9)-2.

          (d   Notwithstanding anything in this Section 7.1 to the contrary, if the amount of any distribution required to commence on a certain date cannot be ascertained by such date, a payment retroactive to such date may be made no later than 60 days after the earliest date on which such amount can be ascertained.

          (e   Any distribution made pursuant to this Article 7 shall, to the extent required by law, be eligible for a direct rollover at the individual's election in accordance with the provisions of Section 7.13.

     7.2  Distributions to Beneficiaries.
          ------------------------------

          (a) The balance of a deceased Participant's Accounts which is distributable to a beneficiary shall be paid in one lump sum.

          (b) If a Participant's Accounts have not been distributed in full at the time of his death, the balance of the deceased Participant's Accounts shall be distributed in full no later than the December 31 coinciding with or next following the 5th anniversary of the Participant's death.

     7.3  Beneficiary Designations.
          ------------------------

          (a Unless a Participant has effectively elected otherwise in accordance with this Section 7.3, the distributable balance of a deceased Participant's Accounts shall be paid to his surviving spouse.

          (b The balance of a deceased Participant's Accounts shall be distributed to the persons effectively designated by the Participant as his beneficiaries. To be effective, the designation shall be filed with the Committee in such written form as the Committee requires and may include contingent or successor beneficiaries; provided that any designation by a Participant who is married at the time of his death or, if earlier, the date his benefit payments commence, which fails to name his surviving spouse as the sole primary beneficiary shall not be effective unless such surviving spouse has consented to the designation in writing, witnessed by a Plan representative or notary public, acknowledging the effect of the designation and the specific non-spouse beneficiary, including any class of beneficiaries or any contingent beneficiary. Such consent shall not be required if the Participant establishes to the satisfaction of the Committee that the consent of the Participant's spouse cannot be obtained because there is no spouse, such spouse cannot be located or by reason of such other circumstances as may be prescribed by regulations. Any consent (or establishment that the consent cannot be obtained) shall be effective only with respect to such spouse. Any Participant may change his beneficiary designation at any time by filing with the Committee a new beneficiary designation (with such spousal consent as may be required).

          (c  (i   If a Participant dies, and to the knowledge of the Committee after reasonable inquiry leaves no surviving spouse, has not filed an effective beneficiary designation or has revoked all such designations, or has filed an effective designation but the beneficiary or beneficiaries predeceased him, the distributable portion of the Participant's Accounts shall be paid to the executor or administrator of the Participant's estate.

               (ii If the beneficiary, having survived the Participant, shall die prior to the final and complete distribution of the Participant's Accounts, then the distributable portion of said Accounts shall be paid:

                    (A0 to the contingent or successive beneficiary named in the most recent effective beneficiary designation filed by the Participant in accordance with such designation; or

                    (B0 if no such beneficiary has been named, to the executor or administrator of the beneficiary's estate.

     7.4  Deferred Distributions.  If distribution to a Participant or to the
          ----------------------
beneficiary of a deceased Participant is deferred, the undistributed vested balance shall share in the net earnings or losses (including the net adjustments in the value of the Trust Fund) as provided in Section 5.5.

     7.5  Form of Elections and Applications for Benefits.  Any election,
          -----------------------------------------------
revocation of an election or application for benefits pursuant to the Plan shall not be effective unless it is (a) made on such form, if any, as the Committee may prescribe for such purpose; (b) signed by the Participant and, if required by Section 7.3, by the Participant's spouse; and (c) filed with the Committee.

     7.6  Unclaimed Distributions.  In the event any distribution cannot be made
          -----------------------
because the person entitled thereto cannot be located and the distribution remains unclaimed for 2 years after the distribution date established by the Committee, then such amount shall be treated as a forfeiture. In the event such person subsequently files a valid claim for such amount, such amount shall be restored to the Participant's Accounts in a manner similar to the restoration of forfeitures under Section 6.8.

     7.7  Distribution of After-Tax Contributions Prior to Termination of
          ---------------------------------------------------------------
Employment.  Upon request of a Participant, the Committee shall direct payment
----------
to such Participant of any amount not in excess of his After-Tax Account as soon as practicable after the Valuation Date coinciding with or immediately succeeding such Committee action; provided, however, that such withdrawals shall not reduce the nonforfeitable portion of the Participant's Accounts below an amount equal to the amount of any unpaid loan made pursuant to Section 7.8. Any distribution hereunder shall be made, pro rata, from After-Tax Contributions and from the earnings on such After-Tax Contributions.

     7.8  Loans.
          -----

          (a) Upon the submission by the Participant of a written loan application form as prescribed by the Committee, the Committee shall grant a loan to such Participant from his Accounts; provided, however, that if the Committee reasonably believes that the Participant either does not intend to repay the loan or lacks proper financial ability to repay the loan, it shall not grant such a loan.

          (b) The amount of any loan shall not be less than $1,000 and shall not exceed 50% of the amount which the Participant would be entitled to receive from his Accounts if he had resigned from the service of the Employer and all Affiliates on the Valuation Date immediately preceding the date of such authorization; provided, however, that the amount of such loan shall not exceed $50,000 reduced by the greater of (i) the highest outstanding balance of loans to the Participant from the Trust Fund during the one-year period ending on the day before the date on which such loan is made or modified, or (ii) the outstanding balance of loans to the Participant from the Trust Fund on the date on which such loan is made or modified.

          (c) Such loans shall be made available on a reasonably equivalent basis to all Participants and beneficiaries who have vested Account balances in the Plan and who either (i) are active employees or (ii) are determined by the Committee to be "parties in interest" as that term is defined in Section 3(14) of ERISA, so long as the making of such loans does not discriminate in favor of Highly Compensated Employees.

          (d) Loans shall be made on such terms as the Committee may prescribe, provided that any such loan shall be evidenced by a note, shall bear interest on the unpaid balance thereof at a reasonable rate per annum to be set from time to time by the Committee which is commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances, and shall be secured by the Participant's segregated loan account and such other security as the Committee in its discretion deems appropriate.

          (e) Loans shall be repaid by the Participant by payroll deduction or any other method approved by the Committee which requires level amortization of principal and repayments not less frequently than quarterly. Such loans shall be repaid over a period not to exceed 5 years (except for loans used to acquire a dwelling unit which within a reasonable time is to be used as the principal residence of the Participant as determined under the applicable Code provisions) in accordance with procedures established by the Committee from time to time.

          (f) Loans shall be an asset of the Participant's Accounts and shall be treated in the manner of a segregated account. Upon the failure of a Participant to make loan payments or some other event of default set forth in the promissory note, upon the Participant's termination of employment, or upon termination of the Plan pursuant to Section 11.2, such loan shall become due and payable, and the unpaid balance of such loan, including any unpaid interest, may in the

Committee's discretion, be charged against the Participant's segregated loan account; provided, that any unpaid balance of such loan, including any unpaid interest, shall be charged against the Participant's segregated loan account before any distribution to the Participant. If after the Participant's segregated loan account has been so charged, there remains an unpaid balance of any such loan and interest, then the remaining unpaid balance of such loan shall be charged against any property pledged as security with respect to such loan.

          (g) Loan repayments will be suspended under this Plan as permitted under Code Section 414(u) during periods of qualified military service.

     7.9  Withdrawals From Before-Tax Account Prior to Termination of
          -----------------------------------------------------------
Employment.
----------

          (a A Participant who has attained age 59-1/2 may elect to withdraw from his Before-Tax Account any amount not in excess of the balance of such Account determined as of the Valuation Date coinciding with or immediately preceding the date of such withdrawal.

          (b A Participant who has not attained age 59-1/2 may, upon the determination by the Committee that he has incurred a financial hardship, make a hardship withdrawal from his Before-Tax Account. Distributions because of hardship shall not exceed the lesser of:

              (i   the amount of the immediate and heavy financial need; or

              (ii the balance of the Participant's Before-Tax Account as of the Valuation Date coinciding with or immediately preceding the date of such withdrawal.

          (c In any case where the Participant claims financial hardship, he shall submit a written request for such distribution in accordance with procedures prescribed by the Committee. The Committee shall determine whether the Participant has a "financial hardship" on the basis of such written request in accordance with this Section 7.9, and such determination shall be made in a uniform and nondiscriminatory manner. The Committee shall only make a determination of "financial hardship" if the distribution is requested on account of an immediate and heavy financial need of the Participant and the funds to be distributed are necessary to satisfy the Participant's need, taking into account any amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.

              (i) The following expenses shall be deemed to constitute an immediate and heavy financial need:

                   (A0 expenses for medical care (as described in Code Section 213(d)) previously incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in Code
          Section 152) or necessary for these persons to obtain such medical care;

                    (B0 the purchase (excluding mortgage payments) of a principal residence for the Participant;

                    (C0 tuition and related educational fees (including room and board) due for the next 12 months of post-secondary education for the Participant, the Participant's spouse, children or dependents;

                    (D0 the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                    (E0 any other event or expense deemed an immediate and heavy financial need by the Department of the Treasury.

               (ii) The determination of whether a distribution is necessary to satisfy the immediate and heavy financial need of the Participant shall be made by the Committee on the basis of all relevant facts and circumstances. The Committee shall determine that a distribution is necessary to satisfy the immediate and heavy financial need of the Participant if the Participant reasonably demonstrates that all of the following requirements are satisfied:

                    (A) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant, taking into account any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution;

                    (B) the Participant has obtained all distributions (other
               than hardship distributions), and all nontaxable loans currently available under all of the plans maintained by the Employer or any Affiliate;

                    (D) the Participant will not make any contributions to any retirement plan (other than mandatory employee contributions to a defined benefit plan) maintained by the Employer or any Affiliate for 12 months after receiving the hardship distribution; and

                    (E) the Participant's Before-Tax Contributions to this Plan and to all plans maintained by the Employer or any Affiliate in the calendar year following the calendar year of the hardship distribution do not exceed the limitation in Code Section 402(g)(1) applicable to such following calendar year, minus the amount of his Before-Tax Contributions for the calendar year of the hardship distribution.

          (d   Any withdrawals under this Section 7.9 shall not reduce the
Participant's Before-Tax Account below the amount of twice the balance of any outstanding loan made pursuant to Section 7.8.

     7.10 Facility of Payment.  When, in the Committee's opinion, a Participant
          -------------------
or beneficiary is under a legal disability or is incapacitated in any way so as to be unable to manage his affairs, the Committee may direct the Trustee to make payments:

          (a   directly to the Participant or beneficiary;

          (b   to a duly appointed guardian or conservator of the Participant or beneficiary;

          (c   to a custodian for the Participant or beneficiary under the
Uniform Gifts to Minors Act;

          (d   to an adult relative of the Participant or beneficiary; or

          (e   directly for the benefit of the Participant or beneficiary.

Any such payment shall constitute a complete discharge therefor with respect to the Trustee and the Committee.

     7.11 Claims Procedure.
          ----------------

          (a   Any person who believes that he is then entitled to receive a benefit under the Plan, including one greater than that initially determined by the Committee, may file a claim in writing with the Committee.

          (b   The Committee shall within 90 days of the receipt of a claim either allow or deny the claim in writing. A denial of a claim shall be written in a manner calculated to be understood by the claimant and shall include:

               (i   the specific reason or reasons for the denial;

               (ii specific references to pertinent Plan provisions on which the denial is based;

               (iii a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

               (iv  an explanation of the Plan's claim review procedure.

          (c   A claimant whose claim is denied (or his duly authorized
representative) may within 60 days after receipt of denial of his claim:

               (i     submit a written request for review to the Committee;

               (ii    review pertinent documents; and

               (iii   submit issues and comments in writing.

          (d   The Committee shall notify the claimant of its decision on review within 60 days of receipt of a request for review. The decision on review shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

          (e   The 90-day and 60-day periods described in subsections (b) and
(d), respectively, may be extended at the discretion of the Committee for a second 90- or 60-day period, as the case may be, provided that written notice of the extension is furnished to the claimant prior to the termination of the initial period, indicating the special circumstances requiring such extension of time and the date by which a final decision is expected.

          (f   Participants and beneficiaries shall not be entitled to challenge the Committee's determinations in judicial or administrative proceedings without first complying with the procedures in this Article. The Committee's decisions made pursuant to this Section are intended to be final and binding on Participants, beneficiaries and others.

     7.12 Eligible Rollover Distributions.
          -------------------------------

          (a   Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article 7, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (b   Eligible rollover distribution:  An eligible rollover
distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (c   Eligible retirement plan:  An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (d   Distributee:  A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

          (e   Direct rollover:  A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                   ARTICLE 8
                          Top-Heavy Plan Requirements
                          ---------------------------

     8.1  Definitions.  For purposes of this Article 8:
          -----------

          (a   A "Key Employee" is any current or former employee (and the beneficiaries of such employee) who at any time during the Determination Period was an officer of the Employer or an Affiliate if such individual's annual compensation exceeds 50% of the defined benefit dollar limitation in Code
Section 415(b)(1)(A), an owner (or considered an owner under Code Section 318) of one of the 10 largest interests in the Employer if such individual's compensation exceeds 100% of the Defined Contribution Dollar Limitation, a Five-Percent Owner, or a One-Percent Owner of the Employer who has an annual compensation of more than $150,000. Annual compensation is determined on the basis of Total Compensation. The "Determination Period" is the Plan Year containing the Top-Heavy Determination Date and the 4 preceding Plan Years.

          The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the regulations thereunder.

          (b   For any Plan Year, this Plan is "Top-Heavy" if any of the
following conditions exists:

               (i   The Top-Heavy Ratio for this Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans;

               (ii This Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%;

               (iii This Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

          (c   The "Top-Heavy Ratio" shall be determined as follows:

               (i   If the Employer maintains one or more defined contribution plans and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Top-Heavy Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Top-Heavy Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Top-Heavy Determination Date(s)), and the denominator of which is the sum of all account balances

     (including any part of any account balance distributed in the 5-year period ending on the Top-Heavy Determination Date(s)), both computed in accordance with Code Section 416 and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Top-Heavy Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

               (ii If the Employer maintains one or more defined contribution plans and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Top-Heavy Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Top-Heavy Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Participants as of the Top-Heavy Determination Date(s), all determined in accordance with Code
     Section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the Top-Heavy Determination Date.

               (iii For purposes of (i) and (ii) above the value of account balances and the Present Value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Top-Heavy Determination Date, except as provided in Code Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (A) who is not a Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least one hour of service with any employer maintaining the Plan at any time during the 5-year period ending on the Top-Heavy Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account, will be made in accordance with Code Section 416 and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the Top-Heavy Determination Date(s) that fall within the same calendar year. The accrued benefit of a Participant other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

          (d   "Permissive Aggregation Group" means the Required Aggregation
Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

          (e   "Required Aggregation Group" means (i) each qualified plan of the
Employer in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Code Section 401(a)(4) or 410.

          (f   "Top-Heavy Determination Date" means, for any Plan Year
subsequent to the first Plan Year, the last day of the preceding Plan Year or, for the first Plan Year of the Plan, the last day of that year.

          (g   "Present Value" shall be based on the interest assumption and post-retirement mortality assumption specified in the defined benefit plan.

          (h   "Employer" means the Employer and all Affiliates except for purposes of determining ownership under Code Section 416(i)(1).

     8.1  Top-Heavy Plan Requirements.
          ---------------------------

          (a   (i   Except as otherwise provided in (ii) and (iii) below, the
     Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant's Total Compensation, as limited by Code
     Section 401(a)(17), or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Code Section 401, the largest percentage of Employer contributions and forfeitures, as a percentage of the Key Employee's Total Compensation, as limited by Code
     Section 401(a)(17), allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (A) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan), (B) the Participant's failure to make mandatory employee contributions to the Plan, or (C) Total Compensation less than a stated amount.

               (ii The provision in (i) above shall not apply to any Participant who was not employed by the Employer or an Affiliate on the last day of the Plan Year.

               (iii The provision in (i) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer's contribution and forfeitures allocated under such plan or plans are equal to or exceed the amount required to be allocated under (i) above.

          (b   The minimum allocation required (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code
Section 411(a)(3)(B) or 411(a)(3)(D).

          (c   For any Plan Year in which this Plan is Top-Heavy, the following schedule shall be substituted for the schedule set forth in Section 6.6, provided that Section 6.6 shall apply to the extent that the nonforfeitable percentage thereunder is greater than the following schedule:

                                              Nonforfeitable
               Years of Service                 Percentage
               ----------------                 ----------
               Less than 2                                  0
               2 but less than 3                           20
               3 but less than 4                           40
               4 but less than 5                           60
               5 but less than 6                           80
               6 or more                                  100

The minimum vesting schedule applies to all benefits within the meaning of Code
Section 411(a)(7) except those attributable to after-tax contributions, including benefits accrued before the Plan became Top-Heavy. Further, no reduction in vested benefits may occur in the event the Plan's Top-Heavy status changes for any Plan Year. However, this Section does not apply to the Account balances of any employee who does not have any service after the Plan has initially become Top-Heavy and such employee's Account balance attributable to Employer Contributions and forfeitures will be determined without regard to this Section.

          (d   If a Participant has 3 Years of Service as of the last day of the
Plan Year for which the vested percentage of his Employer Account and Matching Account were subject to subparagraph(c), he may elect to have the vested percentage of his Employer Account and Matching Account determined under subparagraph (c) in any subsequent Plan Year when Section 8.2 is not applicable.

                                   ARTICLE 9
                      Powers and Duties of Plan Committee
                      -----------------------------------

     9.1  Appointment of Plan Committee.
          -----------------------------

          (a) The Board of Directors of the Company shall name a Plan Committee (the "Committee") to consist of not less than 3 persons to serve as administrator and a named fiduciary under the Plan. Initially, the Plan Committee will consist of the Company's Chief Financial Officer, the Company's highest ranking Human Resources professional, and a designee of the Company's Chief Executive Officer. However, any person, including directors, shareholders, officers and employees of the Employer, shall be eligible to serve on the Committee. Every person appointed a member of the Committee shall signify his acceptance of membership on the Committee in writing to the secretary of the Company and to the secretary of the Committee. In the event the Board of Directors does not appoint a Committee pursuant to this Section 9.1, the Company shall act as the administrator and a named fiduciary of the Plan and all references to the Committee shall mean references to the Company so acting as administrator and a named fiduciary of the Plan.

          (b) Members of the Committee shall serve at the pleasure of the Board of Directors and may be removed by the Board of Directors at any time with or without cause. Any member of the Committee may resign by delivering his written resignation to the Board of Directors, and such resignation shall become effective at delivery or at any later date specified therein. Vacancies in the Committee shall be filled by the Board of Directors. In the event of a vacancy in membership, the remaining members shall constitute the Committee in question with full power to act until said vacancy is filled.

          (c) Usual and reasonable expenses of the Committee may be paid in whole or in part by the Employer and any such expenses not paid by the Employer shall be paid by the Trustee out of the principal or income of the Trust Fund. The members of the Committee shall not receive any compensation for their services as such.

     9.2  Powers and Duties of Committee.  The Committee shall have final and
          ------------------------------
binding discretionary authority to control and manage the operation and administration of the Plan, including all rights and powers necessary or convenient to the carrying out of its functions hereunder, whether or not such rights and powers are specifically enumerated herein. In exercising its responsibilities hereunder, the Committee may manage and administer the Plan through the use of agents who may include employees of the Employer.

     Without limiting the generality of the foregoing, and in addition to the other powers set forth in this Article 9, the Committee shall have the following discretionary authorities:

          (a) To construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder.

          (b) To prescribe procedures to be followed by Participants or beneficiaries filing applications for benefits.

          (c) To prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan.

          (d) To request and receive from the Employer, Participants and others such information as shall be necessary for the proper administration of the Plan.

          (e) To furnish the Employer upon request such annual and other reports with respect to the administration of the Plan as are reasonable and appropriate.

          (f) To receive, review and maintain on file reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee.

     9.3  Committee Procedures.
          --------------------

          (a) The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs.

          (b) A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by the vote of the majority of the members of the Committee present at the meeting. The Committee may act without a meeting by written consent of a majority of its members.

          (c) The Committee may elect one of its members as chairman and will appoint a secretary, who may or may not be a Committee member, and shall advise the Trustee and the Employer of such actions in writing. The secretary shall keep a record of all actions of the Committee and shall forward all necessary communications to the Employer or the Trustee.

          (d) Filing or delivery of any document with or to the secretary of the Committee in person or by registered or certified mail, addressed in care of the Employer, shall be deemed a filing with or delivery to the Committee.

     9.4  Consultation with Advisors.  The Committee (or any fiduciary
          --------------------------
designated by the Committee pursuant to Section 9.8) may employ or consult with counsel, actuaries, accountants, physicians or other advisors (who may be counsel, actuaries, accountants, physicians or other advisors for the Employer).

     9.5  Committee Members as Participants.  Any Committee member may also be a
          ---------------------------------
Participant, but no Committee member shall have power to take part in any discretionary decision or action affecting his own interest as a Participant under this Plan unless such decision or action is upon a matter which affects all other Participants similarly situated and confers no special right, benefit or privilege not simultaneously conferred upon all other such Participants.

     9.6  Records and Reports.  The Committee shall take all such action as it
          -------------------
deems necessary or appropriate to comply with governmental laws and regulations relating to the maintenance of records, notifications to Participants, registrations with the Internal Revenue Service, reports to the U.S. Department of Labor and all other requirements applicable to the Plan.

     9.7  Investment Policy.
          -----------------

          (a) The Committee from time to time shall determine the Plan's short-term and long-term financial needs, with which the investment policy of the Trust shall be appropriately coordinated, and such needs shall be communicated from time to time to the Trustee, Investment Managers or others having any responsibility for management and control of the Trust assets.

          (b) Subject to the provisions of Section 5.2 relating to investment direction of Participants, and to (c) below, the Trustee shall have exclusive authority and discretion to manage and control the assets of the Trust pursuant to an investment policy coordinated with the needs of the Plan as determined by the Committee.

          (c) The Committee may in its discretion appoint one or more Investment Managers to manage (including the power to direct the Trustee to acquire and dispose of) any assets of the Plan pursuant to an investment policy coordinated with the needs of the Plan as determined by the Committee, in which event the Trustee shall not be liable for the acts or omissions of any such Investment Manager or be under an obligation to invest or otherwise manage any asset of the Plan which is subject to the management of any such Investment Manager except as directed. Any such Investment Manager shall acknowledge in writing that he is a fiduciary with respect to the Plan.

          (d) The term "Investment Manager" shall mean: (i) a registered investment adviser under the Investment Advisers Act of 1940; (ii) a bank as defined in the Investment Advisers Act of 1940; or (iii) an insurance company qualified under the laws of more than one state to manage, acquire and dispose of plan assets.

     9.8  Designation of Other Fiduciaries.  The Committee may designate in
          --------------------------------
writing other persons to carry out a specified part or parts of its responsibilities hereunder (including the power to designate other persons to carry out a part of such designated responsibility), but not including the power to appoint Investment Managers. Any such designation shall be accepted by the designated person, who shall acknowledge in writing that he is a fiduciary with respect to the Plan.

     9.9  Obligations of Committee.
          ------------------------

          (a) The Committee or its properly authorized delegate shall make such determinations as are necessary to accomplish the purposes of the Plan with respect to individual Participants or classes of such Participants. The Employer shall notify the Committee of facts relevant to such determinations, including, without limitation, length of service, compensation for services, dates of death, permanent disability, granting or terminating of leaves of absence, ages, retirement and termination of service for any reason (but indicating such reason), and termination of participation. The Employer shall also be responsible for notifying the Committee of any other facts which may be necessary for the Committee to discharge its responsibilities hereunder.

          (b) The Committee is hereby authorized to act solely upon the basis of such notifications from the Employer and to rely upon any document or signature believed by the Committee to be genuine and shall be fully protected in so doing. For the purpose of this Section, a letter or other written instrument signed in the name of the Employer by any officer thereof shall constitute a notification therefrom; except that any action by the Company or its Board of Directors with respect to the appointment or removal of a member of the Committee or the amendment of the Plan and Trust or the designation of a group of employees to which the Plan is applicable shall be evidenced by an instrument in writing, signed by a duly authorized officer or officers, certifying that said action has been authorized and directed by a resolution of the Board of Directors of the Company.

          (c) The Committee shall notify the Trustee of its actions and determinations affecting the responsibilities of the Trustee and shall give the Trustee directions as to payments or other distributions from the Trust Fund to the extent they may be necessary for the Trustee to fulfill the terms of the Trust Agreement.

          (d) The Committee shall be under no obligation to enforce payment of contributions hereunder or to determine whether contributions delivered to the Trustee comply with the provisions hereof relating to contributions, and is obligated only to administer this Plan pursuant to the terms hereof.

          9.10 Indemnification of Committee.  The Company shall indemnify
               ----------------------------
members of the Committee and its authorized delegates who are employees of the Employer for any liability or expenses, including attorneys' fees, incurred in the defense of any threatened or pending action, suit or proceeding by reason of their status as members of the Committee or its authorized delegates, to the full extent permitted by the law of the Company's state of incorporation.

                                  ARTICLE 10
                            Trustee and Trust Fund
                            ----------------------

     10.1 Trust Fund.  A Trust Fund to be known as the May & Speh 401(k) Savings
          ----------
and Retirement Trust (herein referred to as the "Trust" or the "Trust Fund") has been established by the execution of a trust agreement with one or more Trustees and is maintained for the purposes of this Plan. The assets of the Trust will be held, invested and disposed of by the Trustee, in accordance with the terms of the Trust, for the benefit of the Participants and their beneficiaries.

     10.2 Payments to Trust Fund and Expenses.  All contributions hereunder will
          -----------------------------------
be paid into and credited to the Trust Fund and all benefits hereunder and expenses chargeable thereto will be paid from the Trust Fund and charged thereto.

     10.3 Trustee's Responsibilities.  The powers, duties and responsibilities
          --------------------------
of the Trustee shall be as set forth in the Trust Agreement and nothing contained in this Plan, either expressly or by implication, shall impose any additional powers, duties or responsibilities upon the Trustee.

     10.4 Reversion to an Employer.  An Employer has no beneficial interest in
          ------------------------
the Trust Fund and no part of the Trust Fund shall ever revert or be repaid to an Employer, directly or indirectly, except that an Employer shall upon written request have a right to recover:

          (a) within one year of the date of payment of a contribution by such Employer, any amount (less any losses attributable thereto) contributed through a mistake of fact;

          (b) within one year of the date on which any deduction for a contribution by such Employer under Code Section 404 is disallowed, an amount equal to the amount disallowed (less any losses attributable thereto); and

          (c) at the termination of the Plan, any amounts with respect to its employees remaining in the Excess Forfeiture Suspense Account.

                                   ARTICLE 11
                            Amendment or Termination
                            ------------------------

     11.1 Amendment.  The Company reserves the right to amend this Plan at any
          ---------
time to take effect retroactively or otherwise, in any manner which it deems desirable including, but not by way of limitation, the right to increase or diminish contributions to be made by the Employer hereunder, to change or modify the method of allocation of its contributions, to change any provision relating to the distribution or payment, or both, of any assets of the Trust.

     11.2 Termination.  The Company further reserves the right to terminate this
          -----------
Plan at any time.

     11.3 Form of Amendment, Discontinuance of Employer Contributions, and
          ----------------------------------------------------------------
Termination.  Any such amendment, discontinuance of Employer contributions or
-----------
termination shall be made only by resolution of the Board of Directors of the Company or by any person so duly authorized by the Board of Directors.

     11.4 Limitations on Amendments.  The provisions of this Article are subject
          -------------------------
to the following restrictions:

          (a) Except as provided in Section 10.4, no amendment shall operate either directly or indirectly to give the Employer any interest whatsoever in any funds or property held by the Trustee under the terms hereof, or to permit corpus or income of the Trust to be used for or diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries.

          (b) Except to the extent necessary to conform to the laws and regulations or to the extent permitted by any applicable law or regulation, no amendment shall operate either directly or indirectly to deprive any Participant of his nonforfeitable beneficial interest in his Accounts as at the date of the amendment.

          (c) No amendment shall change any vesting schedule unless each Participant who has completed 3 or more Years of Service is permitted to elect to have the nonforfeitable percentage of his Employer Account and Matching Account computed under the Plan without regard to such amendment. The period for making such election shall commence no later than the date of the adoption of such amendment and shall expire no earlier than 60 days after the latest of the following dates: (i) the date the Plan amendment is adopted, (ii) the date the Plan amendment becomes effective, or (iii) the date the Participant is issued written notice of the Plan amendment by the Committee. Notwithstanding the foregoing, no election need be offered to a Participant if the Participant's nonforfeitable percentage of his Employer Account and Matching Account cannot at any time be lower than such percentage determined without regard to such amendment.

          (d) Except as permitted by applicable law, no amendment shall eliminate or reduce an early retirement benefit or a retirement-type subsidy or eliminate an optional form of benefit.

     11.5 Level of Benefits Upon Merger.  This Plan shall not merge or
          -----------------------------
consolidate with, or transfer assets or liabilities to, any other plan, unless each Participant shall be entitled to receive a benefit immediately after said merger, consolidation or transfer (if such other plan were then terminated) which shall be not less than the benefit he would have been entitled to receive immediately before said merger, consolidation or transfer (if this Plan were then terminated).

     11.6 Vesting Upon Termination or Discontinuance of Employer Contributions;
          ---------------------------------------------------------------------
Liquidation of Trust.
--------------------

          (a) This Plan shall be deemed terminated if and only if the Plan terminates by operation of law or pursuant to Section 11.2. In the event of any termination or partial termination within the meaning of the Code, or in the event the Employer permanently discontinues the making of contributions to the Plan, the Employer Account and Matching Account of each affected Participant who is employed by the Employer on the date of the occurrence of such event shall be nonforfeitable; provided, however, that in no event shall any Participant or beneficiary have recourse to other than the Trust Fund for the satisfaction of benefits hereunder.

          (b) In the event the Employer permanently discontinues the making of contributions to the Plan, the Trustee shall make or commence distribution to each Participant or his beneficiaries of the value of such Participant's Accounts as provided herein within the time prescribed in Article 7. However, if, after such discontinuance, the Company shall determine it to be impracticable to continue the Trust any longer, the Company may, in its discretion, declare a distribution date and Valuation Date for all Participants and beneficiaries.

          (c) The liquidation of the Trust, if any, in connection with any Plan termination shall be accomplished by the Committee acting on behalf of the Company. After directing that sufficient funds be set aside to provide for the payment of all expenses incurred in the administration of the Plan and the Trust, to the extent not paid or provided for by the Employer, the Committee shall, as promptly as shall then be reasonable under the circumstances, liquidate the Trust assets and distribute to each Participant or beneficiary his Accounts in the Trust Fund. Upon completion of such liquidation and distribution, the Trust shall finally and completely terminate. In the event the Committee is no longer in existence, the actions to be taken by the Committee pursuant to this Section shall be taken by the Trustee.

                                  ARTICLE 12
                                 Miscellaneous
                                 -------------

     12.1 No Guarantee of Employment.  Neither the creation of the Plan nor
          --------------------------
anything contained in the Plan or trust agreement shall be construed as a contract of employment between the Employer and the Participant or as giving any Participant hereunder or other employee of the Employer any right to remain in the employ of the Employer, any equity or other interest in the assets, business or affairs of the Employer, or any right to complain about any action taken or any policy adopted or pursued by the Employer.

     12.2 Nonalienation.
          -------------

          (a) Except as may be provided in the Plan with respect to loans to Participants, no Participant shall have any right to sell, assign, pledge, hypothecate, anticipate or in any way create a lien upon any part of the Trust Fund. Except to the extent required by law or provided in the Plan, no interest in the Trust Fund, or any part thereof, shall be assignable in or by operation of law, or be subject to liability in any way for the debts or defaults of Participants, their beneficiaries, spouses or heirs-at-law, whether to the Employer or to others.

          (b) Prior to the time that distributions are to be made hereunder, the Participants, their spouses, beneficiaries, heirs-at-law or legal representatives shall have no right to receive cash or other things of value from the Employer or the Trustee from or as a result of the Plan and Trust.

     12.3 Qualified Domestic Relations Order.  Notwithstanding anything in this
          ----------------------------------
Plan to the contrary, the Committee shall distribute a Participant's Accounts, or any portion thereof, in accordance with the terms of any domestic relations order entered on or after January 1, 1985, which the Committee determines to be a qualified domestic relations order described in Code Section 414(p). Further notwithstanding any other provision of this Plan to the contrary, such distribution of a Participant's Accounts, or any portion thereof, to an alternate payee under a qualified domestic relations order shall, unless such order otherwise provides, be made in one lump sum as soon as administratively practicable after the Committee has determined that a domestic relations order is a qualified domestic relations order described in Code Section 414(p).

     12.4 Controlling Law.  To the extent not preempted by the laws of the
          ---------------
United States of America, the laws of the State of Illinois shall be controlling state law in all matters relating to the Plan.

     12.5 Severability.  If any provision of this Plan shall be held illegal or
          ------------
invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

     12.6 Notification of Addresses.  Each Participant and each beneficiary of a
          -------------------------
deceased Participant shall file with the Committee from time to time in writing his post-office address and each change of post-office address. Any communication, statement or notice addressed to the last post-office address filed with the Committee, or if no such address was filed with the Committee, then to the last post-office address of the Participant or beneficiary as shown on the Employer's records, will be binding on the Participant and his beneficiary for all purposes of this Plan and neither the Committee nor the Employer shall be obliged to search for or ascertain the whereabouts of any Participant or beneficiary.

     12.7 Gender and Number.  Whenever the context requires or permits, the
          -----------------
gender and number of words shall be interchangeable.

                                  ARTICLE 13
                            Adoption by Affiliates
                            ----------------------

     13.1 Adoption of Plan.  Subject to any resolution or terms of any agreement
          ----------------
approved by the Board of Directors of the Company or a committee thereof to the contrary, any Affiliate may adopt this Plan for the benefit of its eligible employees if authorized to do so by the Board of Directors of the Company. Such adoption shall be by resolution of such Affiliate's board of directors, a certified copy of which shall be filed with the Company, the Committee and the Trustee. Upon such adoption, such Affiliate shall become an "Employer."

     13.2 The Company as Agent for Employer.  Each Employer which has adopted
          ---------------------------------
this Plan pursuant to Section 13.1 hereby irrevocably gives and grants to the Company full and exclusive power conferred upon it by the terms of the Plan and Trust to take or refrain from taking any and all action which such Employer might otherwise take or refrain from taking with respect to the Plan, including sole and exclusive power to exercise, enforce or waive any rights whatsoever which such Employer might otherwise have with respect to the Trust, and each such Employer, by adopting this Plan, irrevocably appoints the Company its agent for such purposes. Neither the Trustee nor the Committee nor any other person shall have any obligation to account to any such Employer or to follow the instructions of or otherwise deal with any such Employer, the intention being that all persons shall deal solely with the Company as if it were the sole company which had adopted this Plan. Each such Employer shall contribute such amounts as determined under Article 3.

     13.3 Adoption of Amendments.
          ----------------------

          (a) Any Employer which adopts this Plan pursuant to Section 13.1 may amend this Plan with respect to its own employees by resolution of its board of directors, if authorized to do so by the Board of Directors of the Company or any person so duly authorized by the Board of Directors of the Company.

          (b) Any Employer shall be deemed conclusively to have assented to any amendment of this Plan by the Company without the necessity of any affirmative action on the part of such Employer.

     13.4 Termination.  Any Employer which adopts this Plan pursuant to Section
          -----------
13.1 may terminate this Plan with respect to its own employees by resolution of its board of directors, if authorized to do so by the Board of Directors of the Company, or any person so duly authorized by the Board of Directors of the Company.

     13.5 Data to Be Furnished by Employers.  Each Employer which adopts this
          ---------------------------------
Plan pursuant to Section 13.1 shall furnish information and maintain such records with respect to its Participants as called for hereunder, and its determinations and notifications with respect thereto shall have the same force and effect as comparable determinations by the Company with respect to its
Participants.

     13.6 Joint Employees.  If a Participant receives Considered Compensation
          ---------------
during a Plan Year from more than one Employer, the total amount of such Considered Compensation shall be considered for the purposes of the Plan, and the respective Employers shall share in contributions to the Plan on account of said Participant based on the Considered Compensation paid to such Participant by the Employer.

     13.7 Expenses.  Each Employer shall pay such part of any expenses incurred
          --------
in the administration of the Plan as the Company shall determine.

     13.8 Withdrawal.  An Employer may withdraw from the Plan by giving 60 days'
          ----------
written notice of its intention to the Company and the Trustee, unless a shorter notice shall be agreed to by the Company.

     13.9 Prior Plans.  If an Employer adopting the Plan already maintains a
          -----------
defined contribution plan covering employees who will be covered by this Plan, it may, with the consent of the Company, provide in its resolution adopting this Plan for the termination of its own plan or for the merger, restatement and continuation, of its own plan by this Plan. In either case, such Employer may, subject to the approval of the Company, provide in its resolution of adoption of this Plan for the transfer of the assets of such plan to the Trust for this Plan for the payment of benefits accrued under such other plan.

     IN WITNESS WHEREOF, the Company has caused this Plan to be signed by a duly authorized officer on this _____ day of March, 1998.

                                         MAY & SPEH


                              By:__________________________________

                              Title:_______________________________